                                                                             US$

                                    SCHEDULE

                                     to the

                              ISDA MASTER AGREEMENT

                            dated as of 13 March 2007

                                     between

                    NATIONAL WESTMINSTER BANK PLC ("PARTY A")

                                       and

          PERPETUAL TRUSTEES CONSOLIDATED LIMITED (ABN 81 004 029 841)
 IN ITS CAPACITY AS TRUSTEE OF THE CRUSADE GLOBAL TRUST NO. 1 OF 2007("PARTY B")

                                       and

        CRUSADE MANAGEMENT LIMITED (ABN 90 072 715 916) ("TRUST MANAGER")

                                     PART 1

                TERMINATION PROVISIONS AND CERTAIN OTHER MATTERS

(1)  "SPECIFIED ENTITY" is not applicable in relation to Party A and Party B.

(2)  "SPECIFIED TRANSACTION" is not applicable.

(3)  (i)   Sections 5(a)(ii), 5(a)(iv), 5(a)(v), 5(a)(vi) and 5(b)(iv) will not apply to Party B.

           Section 5(a)(iii) will not apply to Party B except that Sections
           5(a)(iii)(1) will apply in respect of Party B's obligations under
           Paragraph 2(b) of the credit support annex entered into between Party
           A and Party B in relation to this Master Agreement.

           Sections 5(a)(v), 5(a)(vi) and 5(b)(iv) will not apply to Party A.

           Notwithstanding Sections5(a)(i) and 5(a)(iii), any failure by Party A to comply with or perform any obligations to be complied with or performed by Party A under the credit support annex entered into between Party A and Party B in relation to this Master Agreement shall not be an Event of Default unless (A) the Second Rating Trigger
           Requirements apply and at least 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements did not apply and (B) such failure is not remedied on or before the third
           Local Business Day after notice of such failure is given the Party A.

     (ii)  Replace Section 5(a)(i) with:

           "(i) FAILURE TO PAY OR DELIVER. Failure by the party to make when due any payment under this Agreement or delivery under Section
                2(a)(i) or 2(e) required to be made by it if such failure is not remedied at or before 10.00am on the tenth Business Day after the due date;"

     (iii) Section 5(b)(ii) will not apply to Party A as the Affected Party
           (subject to Section 6(aa)(iii) of this Agreement, inserted by Part
           5(13) of this Schedule).

(4)  The "BANKRUPTCY" provisions of Section 5(a)(vii) do not apply to Party B and are replaced by "An Insolvency Event under the Security Trust Deed has occurred in respect of Party B in which case Party B will be the Defaulting
     Party); or ". The occurrence of an Insolvency Event under the Security
     Trust Deed in respect of Party B in its personal capacity will not constitute an Event of Default provided that within thirty Business Days of that occurrence, Party A and Party B are able to procure the novation of this Agreement and all Transactions to a third party in respect of which the Designated Rating Agencies confirm that the novation will not cause a
     Note Downgrade, and Party A and Party B agree to execute such a novation agreement in a form as published by the International Swaps and Derivatives
     Association, Inc.

(5)  The "AUTOMATIC EARLY TERMINATION" provisions of Section 6(a):

     will not apply to Party A.
     will not apply to Party B.

(6)  PAYMENTS ON EARLY TERMINATION. For the purpose of Section 6(e) of this
     Agreement:

     (i)   Market Quotation will apply; and

     (ii)  the Second Method will apply.

(7)  "TERMINATION CURRENCY" means US dollars provided that if the payment is payable by Party B to Party A, the Termination Currency shall be in
     Australian Dollars.

(8)  "ADDITIONAL TERMINATION EVENT" means:

     (i)   An Event of Default (as defined in the Security Trust Deed) occurs and the Security Trustee has declared, in accordance with the
           Security Trust Deed, the Class A-1 Notes immediately due and payable
           (and Party B is the Affected Party);

     (ii)  Party B becomes obliged to make a withholding or deduction in respect of any Class A-1 Notes and the Class A-1 Notes are redeemed as a result (and Party B is the Affected Party). Notwithstanding Section
           6(b)(iv) of the Agreement, as a result thereof, Party B must give a notice designating an Early Termination Date in respect of this
           Agreement and all Transactions; or

     (iii) Party A fails to comply with its obligations under Section 17(a) (and
           Party A is the Affected Party and all Transactions are Affected
           Transactions).

     (iv)  (MOODY'S FIRST RATING TRIGGER COLLATERAL) Party A has failed to comply with or perform any obligation to be complied with or performed by Party A in accordance with the Credit Support Annex entered into between Party A and Party B in relation to this Master
           Agreement and either (A) the Second Rating Trigger Requirements do not apply or (B) less than 30 Local Business Days have elapsed since the last time the Second Rating Trigger Requirements ceased to apply.
           With respect to this Additional Termination Event, Party A shall be the sole Affected Party.

     (v)   (MOODY'S SECOND RATING TRIGGER REPLACEMENT) (A) The Second Rating
           Trigger Requirements apply and 30 or more Local Business Days have elapsed since the last time the Second Rating Trigger Requirements ceased to apply and (B) (i) at least one Eligible Replacement has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with Part 5(28)(ii) below and/or (ii) at least one entity with the First Trigger Required Ratings and/or the Second Trigger
           Required Ratings has made a Firm Offer (which remains capable of becoming legally

                                                                          Page 2

           binding upon acceptance by the offeree) to provide an Eligible
           Guarantee in respect of all of Party A's present and future obligations under this Agreement. With respect to this Additional
           Termination Event, Party A shall be the sole Affected Party.

     For the avoidance of doubt, no Additional Termination Event will constitute an Event of Default.

(9)  "TRANSFER TO AVOID TERMINATION EVENT". In Section 6(b)(ii) after the words
     "another of its Offices or Affiliates" on the seventh line add "(in respect of which the Designated Rating Agencies have given prior written confirmation to the Manager that such a transfer will not result in a Note
     Downgrade)".

(10) (i)  In the TRANSFER provision of Section 7, add a new paragraph (c):

          "(c) Party B may transfer to a Successor Trustee (as defined below) or to avoid an Illegality as specified in Section 5(b)(i)."

     (ii) Add a new paragraph to Section 7 immediately below paragraph (c):

          "In the event that a trustee is appointed as a successor to Party B under the Trust Deed ("SUCCESSOR TRUSTEE"), Party A undertakes that it shall (unless, at the time the Successor Trustee is so appointed,
          Party A is entitled to terminate the Transaction under Section 6, in which case it may) novate to the Successor Trustee the Transaction on the same terms or on other terms to be agreed between Party A, Party B and the Successor Trustee, and give written notice to the Designated
          Rating Agencies of such novation."

(11) The "TAX EVENT UPON MERGER" provisions of Section 5(b)(iii) will apply to both parties, provided that Party A shall not be entitled to designate an
     Early Termination Date by reason of a Tax Event Upon Merger in respect of which it is the Affected Party.

                                                                          Page 3

                                     PART 2
                               TAX REPRESENTATIONS

(1)  PAYER TAX REPRESENTATIONS

     For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will make the following representation:

     It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of this
     Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on:

     (i)   the accuracy of any representations made by the other party pursuant to Section 3(f) of this Agreement;

     (ii)  the satisfaction of the agreement of the other party contained in
           Section 4(a)(i) or 4(a)(iii) of this Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to
           Section 4(a)(i) or 4(a)(iii); and

     (iii) the satisfaction of the agreement of the other party contained in
           Section 4(d) of this Agreement,

     provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

(2)  PAYEE TAX REPRESENTATIONS

     For the purpose of Section 3(f) of this Agreement:

     Party A makes the following representations:

     It is fully eligible for the benefits of the "Profits", "Business Profits"
     or "Industrial or Commercial Profits" provision, as the case may be, the
     "Interest" provision or the "Other Income" provision (if any) of the tax treaty between the United Kingdom and Australia with respect to any payment described in such provisions and received or to be received by it in connection with this Agreement and no such payment is attributable to a trade or business carried on by it through a permanent establishment in
     Australia.

     It is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

     Party B makes the following representations:

     It is an Australian resident and does not derive payments under this
     Agreement in part or in whole carrying on business in a country outside
     Australia at or through a permanent establishment or itself in that country.

     The Trust is a non-U.S. branch of a foreign person for U.S. federal income tax purposes.

                                                                          Page 4

                                     PART 3

                         AGREEMENT TO DELIVER DOCUMENTS

For the purpose of Sections 4(a)(i) and (ii) of this Agreement, each party agrees to deliver the following document as applicable:

PARTY REQUIRED TO                                       DATE BY WHICH TO BE         COVERED BY SECTION
 DELIVER DOCUMENT      FORM/DOCUMENT / CERTIFICATE      DELIVERED                  3(D) REPRESENTATION
-----------------   ---------------------------------   ------------------------   -------------------

Party B             Legal opinions as to the validity   Upon execution and                 No
                    and enforceability of the           delivery of this
                    obligations of Party B under this   Agreement
                    Agreement, the Trust Deed, the
                    Security Trust Deed and the Notes
                    in form and substance and issued
                    by legal counsel reasonably
                    acceptable to Party A

Party A and Party   Certified copies of all corporate   Upon execution and                Yes
B                   authorisations (to be certified     delivery of this
                    by an Authorised Officer of the     Agreement or any
                    relevant party) and any other       relevant Confirmation
                    documents with respect to the
                    execution, delivery and
                    performance of this Agreement and
                    each Confirmation

Party A and Party   Certificate of authority and        Upon execution and                Yes
B                   specimen signatures of              delivery of this
                    individuals executing this          Agreement and
                    Agreement, Confirmations and each   thereafter upon
                    Credit Support Document (as         request of the other
                    applicable)                         party

Party B and Trust   Copies (certified to be true        Upon execution and                Yes
Manager             copies by an authorised signatory   delivery of this
                    of Party B or the Trust Manager)    Agreement
                    of the Trust Deed, the Security
                    Trust Deed, the Note Trust Deed
                    and the Supplementary Terms
                    Notice

Party B and Trust   A copy (certified to be a true      Promptly upon any such            Yes
Manager             copy by an authorised signatory     document becoming
                    of Party B or the Trust Manager)    effective in
                    of any document amending or         accordance with its
                    varying the terms of the Trust      terms
                    Deed, the Security Trust Deed,
                    the Note Trust Deed or the
                    Supplementary Terms Notice where
                    such amendment affects this
                    Agreement or Party A's rights or
                    obligations under this Agreement

                                                                          Page 5

Party A             A legal opinion as to the           Upon execution and                Yes
                    enforceability of the               delivery of this
                    obligations of Party A under        Agreement
                    this Agreement and each
                    Confirmation.

                                                                          Page 6

                                     PART 4

                                  MISCELLANEOUS

(1)  ADDRESS FOR NOTICES. For the purpose of Section 12(a) of this Agreement:

     (a)  Notices or communications to Party A (other than for Section 5 or 6
          Notices) to be sent to the address listed in the Confirmation provided by Party A or if prior to this Confirmation being received, to:

          Address:     c/o RBS Global Banking & Markets, 280 Bishopsgate,
                       London, EC2M 4RB
          Attention:   Swaps Administration
          Fax:         020 7085 5050
          Telephone:   0207085 5000

          Address for notices or communications to Party A for Section 5 or 6:

          Address:     c/o RBS Global Banking & Markets, 135 Bishopsgate,
                       London, EC2M 3UR
          Attention:   Head of Legal, Global Banking & Markets
          Fax:         020 7085 841 1

     (b)  All notices or communications to Party B under this Agreement shall be sent to:

          Perpetual Trustees Consolidated Limited
          Attention:   Manager, Securitisation

          Telephone:   Level 12, 123 Pitt Street, Sydney, NSW 2000
          Facsimile:   612 9221 7870
          Telex:       N/A

          With a copy to the Manager:

          Level 12, 55 Market Street, Sydney  NSW  2000
          Attention:   Middle Office Compliance Manager
          Telephone:   (03) 9320 5526
          Facsimile:   (03) 9320 5589
          Telex:       N/A

(2)  PROCESS AGENT. For the purpose of Section 13(c):

     Party A appoints as its Process Agent: Not applicable

     Party B appoints as its Process Agent: Not applicable

(3)  OFFICES. The provisions of Section 10(a) will not apply to this Agreement.

(4)  MULTIBRANCH PARTY. For the purpose of Section 10(c) of this Agreement:

     Party A is not a Multibranch Party.

     Party B is not a Multibranch Party.

(5)  CALCULATION AGENT. The Calculation Agent is Party A, unless otherwise specified in a Confirmation in relation to the relevant Transaction.

(6)  CREDIT SUPPORT DOCUMENTS. Details of any Credit Support Document:

     (i)  In relation to Party A: Not applicable

     (ii) In relation to Party B: Security Trust Deed

                                                                          Page 7

(7)  CREDIT SUPPORT PROVIDER.

     Credit Support Provider means in relation to Party A: the guarantor under any Eligible Guarantee.

     Credit Support Provider means in relation to Party B: Not applicable

(8)  GOVERNING LAW. This Agreement and each Confirmation will be governed by, and construed and enforced in accordance with, the laws in force in the state of New South Wales and each party submits to the non-exclusive jurisdiction of the courts of the state of New South Wales and the courts of appeal from them.

(9)  NETTING OF PAYMENTS Sub-paragraph (ii) of Section 2(c) of this Agreement will apply to net Transactions in the same Confirmation and will not apply to net Transactions specified in different Confirmations.

(10) "AFFILIATE" will have the meaning specified in Section 14 of this
     Agreement. For the purposes of Section 3(c), Party B is deemed not to have any Affiliates.

(11) All payments to be made to Party B under this Agreement by Party A must be made to the US$ Account. Any payment so made will, to the extent of that payment, satisfy the relevant party's obligation to Party B in respect of that payment.

                                                                          Page 8

                                     PART 5

                                OTHER PROVISIONS

(1)  In Section 2(a)(i) add the following sentence:

     "Each payment will be by way of exchange for the corresponding payment or payments payable by the other party (if any)."

(2)  In Section 2(a)(ii), after "freely transferable funds" add the words "save as required by law, free of any set-off, counterclaim, deduction or withholding (and except as expressly provided in this Agreement)."

(3)  Insert new Sections 2(a)(iv) and 2(a)(v) immediately after Section
     2(a)(iii) as follows:

     "(iv) The condition precedent in Section 2(a)(iii)(1) does not apply to a payment or delivery due to be made to a party if it has satisfied all its payment and delivery obligations under Section 2(a)(i) of this
           Agreement and has no future payment or delivery obligations, whether absolute or contingent under Section 2(a)(i).

     "(v)  Where:

           (1) payments are due pursuant to Section 2(a)(i) by Party A to Party
               B (the "PARTY A PAYMENT") and by Party B to Party A (the "PARTY B
               PAYMENT") on the same day; and

           (2) the Security Trust Deed has become, and remains at that time, enforceable,

           then Party A's obligation to make the Party A Payment to Party B shall be subject to the condition precedent (which shall be an
           "applicable condition precedent" for the purpose of Section
           2(a)(iii)(3)) that Party A first receives either:

           (3) the Party B Payment; or

           (4) confirmation from Party B's bank that it holds irrevocable instructions to effect payment of the Party B Payment and that cleared funds are available to make that payment."

(4)  Add the following new sentence to Section 2(b):

     "Each new account so designated must be in the same tax jurisdiction as the original account."

(5)  Delete the word "if" at the beginning of Section 2(d)(i)(4) and insert the following words instead:

     "if and only if X is Party A and".

(6)  In Section 2(d)(ii) insert the words "(if and only if Y is Party A)" after the word "then" at the beginning of the last paragraph. Party B will have no obligation to pay any amount to Party A under Section 2(d)(ii), and may make any payment under or in connection with this Agreement net of any deduction or withholding referred to in Section 2(d)(i).

(8)  TELEPHONIC RECORDING. Each party:

     (i)   consents to the electronic recording of its telephone conversations with the other party (or any of its associated persons) with or without the use of an automated warning device; and

                                                                          Page 9

     (ii) acknowledges that such recordings and transcripts can be used as evidence by another party in any dispute between them.

(9)  FURTHER REPRESENTATIONS. Insert new Sections 3(g), 3(h) and 3(i)
     immediately after Section 3(f) as follows:

     "(g) NON ASSIGNMENT. Party B represents to Party A (which representations will be deemed to be repeated by Party B on each date on which a
          Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction) it has not assigned (whether absolutely, in equity or otherwise) or declared any trust or given any charge over any of its rights under this Agreement or any Transaction
          (other than, in respect of Party B, the Trust created pursuant to the
          Master Trust Deed and the charge given pursuant to the Security Trust
          Deed).

     (h)  RELATIONSHIP BETWEEN PARTIES. Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)   NON-RELIANCE. It is acting for its own account (in the case of
                Party B as trustee of the Trust), and it has made its own
                independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment (and in the case of Party B, also on the judgment of the Manager) and upon advice from such advisers as it has deemed necessary. It is not relying on any communication
                (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being
                understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that
                Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

          (ii)  ASSESSMENT AND UNDERSTANDING. It is capable of assessing the merits of and understanding (on its own behalf or through
                independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction. It is also capable of assuming, and assumes (in the case of Party B,
                subject to sub-paragraph (i)), the risks of that Transaction.

          (iii) STATUS OF PARTIES. The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

     (i)  TRUST. Party B represents to Party A, in respect of Party B only
          (which representations will be deemed to be repeated by Party B on each date on which a Transaction is entered into) that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

          (i)   TRUST VALIDLY CREATED. The Trust has been validly created under the laws by which it is stated to be governed and is in
                existence at the date of this Agreement.

          (ii)  SOLE TRUSTEE. Party B has been validly appointed as trustee of the Trust and is presently the sole trustee of the Trust.

          (iii) NO PROCEEDINGS TO REMOVE. No notice has been given to Party B and to Party B's knowledge no resolution has been passed, or direction or notice has been given, removing Party B as trustee of the Trust.

                                                                         Page 10

          (iv)  POWER. Party B has power under the Trust Deed to enter into this
                Agreement and the Security Trust Deed in its capacity as trustee of the Trust.

          (v)   GOOD TITLE. Party B has equitable title to the Assets of the
                Trust and has power under the Trust Deed to mortgage or charge them in the manner provided in the Security Trust Deed and, subject only to the Trust Deed, the Security Trust Deed and any
                Security Interest permitted under the Trust Deed, as far as
                Party B is aware, those Assets are free from all other Security
                Interests (except for Party B's right of indemnity out of the
                Assets of the Trust)."

(10) In Section 4, add the following new paragraph immediately after Section
     4(e):

     "(f) CONTRACTING AS PRINCIPAL. Party A will enter into each Transaction as principal and not otherwise and, subject to Section 15, Party B will enter into each Transaction in its capacity as trustee of the Trust and not otherwise."

(11) EXCHANGE CONTROLS

     Section 5(b)(i) (ILLEGALITY) is amended by adding the following paragraph at the end:

     "This sub-paragraph (i) does not apply to the imposition by the Australian government or any agency of the Australian government of any exchange control restrictions or prohibitions ("EXCHANGE CONTROLS")." For the avoidance of doubt:

     (A)  exchange controls do not constitute an Illegality or other Termination
          Event or an Event of Default under this Agreement, and do not entitle a party to terminate a Transaction or otherwise refuse to make any payments it is obliged to make under a Transaction: and

     (B)  if and for so long as exchange controls are imposed, delivery by Party
          B of Australian dollar amounts required to be paid by it under any relevant Confirmation to the bank account in Australia notified in writing by Party A to Party B from time to time specified in that
          Confirmation will constitute proper payment of those amounts by Party
          B and Party A's obligations under this Agreement will be unaffected by any such exchange controls."

(12) CONFIRMATIONS. For the purposes of Section 9(e)(ii), Party A will, on or promptly after the relevant Trade Date, send Party B a confirmation confirming that Transaction and Party B must (either itself or through the
     Manager) promptly then confirm the accuracy of and sign and return, or request the correction of the Confirmation. Notwithstanding the provisions of Section 9(e)(ii), each Confirmation in respect of a Transaction which is confirmed by electronic messaging system, an exchange of telexes or an exchange of facsimiles will be further evidenced by an original
     Confirmation signed by the parties, however any failure to sign an original
     Confirmation will not affect the validity or enforcement of any
     Transaction.

(13) Add a new Section 6(aa):

     "(aa) RESTRICTED TERMINATION RIGHTS

           (i)   TERMINATION BY PARTY B: Party B must not designate an Early
                 Termination Date without the prior written consent of the Note
                 Trustee.

           (ii)  CONSULTATION: Each party may only designate an Early
                 Termination Date following prior consultation with the other parties as to the timing of the Early Termination Date. Subject to its duties under the Trust Deed and the Supplementary Terms
                 Notice, Party B may exercise any

                                                                         Page 11

                 rights in its capacity as holder of the Purchased Receivables only on the instructions of the Note Trustee and only after consultation between Party A, the Manager and the Note Trustee.

           (iii) PARTY A'S LIMITED RIGHTS IN RELATION TO TAX EVENT:

                (a) Notwithstanding Part 1(3)(iii) of this Schedule, Party A may designate an Early Termination Date if it is an Affected
                    Party following a Tax Event but only if all Notes will be
                    redeemed at their Invested Amount (or, if the Noteholders by
                    Extraordinary Resolution have so agreed, at their Stated
                    Amount) together with accrued interest to (but excluding)
                    the date of redemption.

                (b) If a Tax Event occurs where Party A is the Affected Party and Party A is unable to transfer all its rights and
                    obligations under this Agreement and each Transaction to an
                    Affiliate pursuant to Section 6(b)(ii), Party A may, at its cost, transfer all its rights, powers and privileges and all its unperformed and future obligations under this Agreement and each Transaction to any person provided that each
                    Designated Rating Agency has confirmed in writing that the transfer will not result in a Note Downgrade.

           (iv)  TRANSFER WHERE PARTY B DOES NOT GROSS-UP: If any payment by
                 Party B to Party A under this Agreement is, or is likely to be, made subject to any deduction or withholding on account of Tax,
                 Party B will endeavour to procure the substitution of Party B as principal obligor under this Agreement in respect of each
                 Affected Transaction of a replacement Party B incorporated in another jurisdiction approved by Party A and the Note Trustee and in respect of which the Designated Rating Agencies confirm that the substitution will not cause a Note Downgrade".

(14) In Section 6(b)(ii), add the words "so long as the transfer in respect of that Transaction would not lead to a rating downgrade of any rated debt of
     Party B that is secured under the Security Trust Deed" after the words
     "ceases to exist" at the end of the first paragraph.

(15) In Section 6(d)(i), in the penultimate line, insert "in the absence of manifest error" after the word "evidence".

(16) In Section 6(e), delete the sentence "The amount, if any, payable in respect of an Early Termination Date and determined pursuant to this
     Section will be subject to any Set-off." at the end of the first paragraph.

(17) ISDA DEFINITIONS. This Agreement, each Confirmation and each Transaction are subject to the 2000 ISDA Definitions and the 1998 FX and Currency
     Option Definitions (each as published by the International Swaps and
     Derivatives Association, Inc) (together, the "ISDA Definitions"), and will be governed in all respects by any provisions set forth in the ISDA
     Definitions, without regard to any amendments to the ISDA Definitions made after the date of this Agreement. The ISDA Definitions are incorporated by reference in, and shall be deemed to be part of, this Agreement and each
     Confirmation.

(18) SCOPE OF AGREEMENT.

     Any reference to a:

     (a)   "Swap Transaction" in the ISDA Definitions is deemed to be a reference to a "Transaction" for the purposes of interpreting this
           Agreement or any Confirmation; and

                                                                         Page 12

     (b)   "Transaction" in this Agreement or any Confirmation is deemed to be a reference to a "Swap Transaction" for the purpose of interpreting the
           ISDA Definitions.

(19) INCONSISTENCY. In the event of any inconsistency between any two or more of the following documents in respect of a Transaction, they will take precedence over each other in the following descending order in respect of that Transaction:

     (i)   any Confirmation;

     (ii)  the Schedule to the Agreement and Credit Support Annex;

     (iii) the printed form of the ISDA Master Agreement and the ISDA Credit
           Support Annex;

     (iv)  the 1998 FX and Currency Option Definitions;

     (v)   the 2000 ISDA Definitions.

(20) Section 12 is amended as follows:

     (i)   In Section 12(a), insert "and settlement instructions requiring payment to an entity other than the original counterparty" after
           "Section 5 or 6" in line 2.

     (ii)  Section 12(a)(iii) is replaced with:

           "(iii) if sent by facsimile transmission, on the date a transmission report is produced by the machine from which the facsimile was sent which indicates that the facsimile was sent in its
                  entirety to the facsimile number of the recipient notified for the purpose of this Section, unless the recipient notifies the sender within one Business Day of the facsimile being sent that the facsimile was not received in its entirety and in legible form."

(21) DEFINITIONS AND INTERPRETATION

     Section 14 of the Agreement is modified as follows:

     (a)   New definitions are inserted as follows:

           "NOTE DOWNGRADE" means any actual or proposed withdrawal or downgrade of the rating assigned to any Notes by a Designated Rating Agency which results or would result in any rating assigned to those Notes being less than that specified in clause 4.2(f) of the Supplementary
           Terms Notice.

           "REPLACEMENT CURRENCY SWAP PROVIDER" means, at any time, a person that has agreed to replace Party A at that time and has a credit rating not less than the Required Rating.

           "REQUIRED RATING" means a credit rating of not less than:

           (i)   A-1+ (short term) by S & P;

           (ii)  P-1 (short term) and A2 (long term) by Moody's; and

           (iii) F1 (short term) and A+ (long term) by Fitch Ratings.

           "SECURITY TRUST DEED" means the Security Trust Deed dated on or about the date of this Agreement between Party B as issuing trustee,
           Crusade Management Limited (ABN 90 072 715 916) as Manager, P.T.
           Limited (ABN 67 004 454 666) as security trustee and The Bank of New
           York as note trustee.

           "SUPPLEMENTARY TERMS NOTICE" means the document, so entitled, dated on or about the date of this Agreement between (among others) Party
           B, Crusade Management Limited, St.George Bank Limited (ABN 92 055 513
           070) and P.T. Limited.

                                                                         Page 13

          "TRUST DEED" means the Master Trust Deed dated 14 March 1998 between
          (among others) Party B, Crusade Management Limited, St.George Bank
          Limited and P.T. Limited, as amended by the Supplementary Terms
          Notice.

     (b)  TRUST DEED AND SECURITY TRUST DEED: The parties acknowledge and agree and for the purposes of the Trust Deed and Security Trust Deed

          (i)   all Transactions under this Agreement are "Hedge Agreements";

          (ii)  Party A is a "Support Facility Provider",

          (iii) all obligations of Party B under this Agreement and any/all
                Transactions under it are Secured Moneys.

     (c)  Unless defined in this Agreement, words and phrases defined in the
          Trust Deed, the Security Trust Deed and the Supplementary Terms Notice
          (each in the form as at the date of this Agreement) have the same meaning in this Agreement. Where there is any inconsistency in a definition between this Agreement (on the one hand) and the Trust
          Deed, Security Trust Deed or the Supplementary Terms Notice (on the
          other hand), this Agreement prevails. Where words or phrases used but not defined in this Agreement are defined in the Trust Deed in relation to a Trust (as defined in the Trust Deed) such words or phrases are to be construed in this Agreement, where necessary, as being used only in relation to the Trust (as defined in the
          Supplementary Terms Notice).

     (d)  Where in this Agreement a word or expression is defined by reference to its meaning in another Transaction Document or there is a reference to another Transaction Document or to a provision of another
          Transaction Document, any amendment to the meaning of that word or expression or to that other Transaction Document or provision (as the case may be) will be of no effect for the purposes of this Agreement unless and until the amendment is consented to by the parties to this
          Agreement.

(22) New Sections 15 and 16 are inserted immediately after Section 14 as follows:

     "15. PARTY B PROVISIONS

          (a)  (A) General

               Clause 30 of the Trust Deed applies to the obligations and liabilities of Party B under this Agreement. Clause 16 of the
               Security Trust Deed applies to govern Party A's priority to monies received from the sale of Assets of the Trust or other enforcement of the Charge under the Security Trust Deed (as defined in the Security Trust Deed).

               (B)  Limitation of Party B's Liability

               (1)  Party B enters into this Agreement only in its capacity as trustee of the Trust and in no other capacity (except where the Transaction Documents provide otherwise). Subject to
                    paragraph (3) below, a liability arising under or in
                    connection with this Agreement or the Trust can be enforced against Party B only to the extent to which it can be
                    satisfied out of the assets and property of the Trust which are available to satisfy the right of Party B to be
                    exonerated or indemnified for the liability. This limitation of Party B's liability applies despite any other provision of this Agreement and extends to all liabilities and
                    obligations of Party B in any way connected with any
                    representation, warranty, conduct, omission, Agreement or
                    transaction related to this Agreement or the Trust.

               (2)  Subject to subparagraph (3) below, no person (including any
                    Relevant Party) may take action against Party B in any

                                                                         Page 14

                    capacity other than as trustee of the Trust or seek the
                    appointment of a receiver (except under this Agreement), or a liquidator, an administrator or any similar person to
                    Party B or prove in any liquidation, administration or
                    arrangements of or affecting Party B.

               (3)  The provisions of this Section 15 shall not apply to any obligation or liability of Party B to the extent that it is not satisfied because under a Transaction Document or by
                    operation of law there is a reduction in the extent of Party
                    B's indemnification or exoneration out of the Assets of the
                    Trust as a result of Party B's fraud, negligence, or
                    Default.

               (4)  It is acknowledged that the Relevant Parties are responsible under the Transaction Documents for performing a variety of obligations relating to the Trust (other than Party A in its capacity as currency swap provider under this Agreement, in respect of which its obligations are limited to this
                    Agreement). No act or omission of Party B (including any
                    related failure to satisfy its obligations under this
                    Agreement) will be considered fraud, negligence or Default of Party B for the purpose of subparagraph (3) above to the extent to which the act or omission was caused or
                    contributed to by any failure by any Relevant Party or any person who has been delegated or appointed by Party B in
                    accordance with this Agreement or any other Transaction
                    Document to fulfil its obligations relating to the Trust or by any other act or omission of a Relevant Party or any such person.

               (5)  In exercising their powers under the Transaction Documents, each of Party B, the Security Trustee and the Noteholders
                    must ensure that no attorney, agent, delegate, receiver or receiver and manager appointed by it in accordance with this
                    Agreement has authority to act on behalf of Party B in a way which exposes Party B to any personal liability and no act or omission of any such person will be considered fraud,
                    negligence, or Default of Party B for the purpose of
                    subparagraph (3) above.

               (6)  In this clause, RELEVANT PARTIES means each of the Manager, the Servicer, the Calculation Agent, the Note Registrar,
                    each Paying Agent, the Note Trustee, and the provider of a
                    Support Facility.

               (7)  Nothing in this clause limits the obligations expressly imposed on Party B under the Transaction Documents.

          (b)  Nothing in paragraph (a) or (c) limits Party A in:

               (i)   obtaining an injunction or other order to restrain any
                     breach of this Agreement by Party B;

               (ii)  obtaining declaratory relief;

               (iii) in relation to its rights under the Security Trust Deed; or

               (iv)  taking any legal action against Party B in its personal capacity under or as a result of the operation of Section
                     15(a)(B)(3).

          (c)  Except as provided in paragraphs (a) and (b), Party A shall not:

               (i)   (JUDGMENT) obtain a judgment for the payment of money or
                     damages by Party B;

                                                                         Page 15

               (ii)  (STATUTORY DEMAND) issue any demand under s459E(1) of the
                     Corporations Act 2001 (Cth) (or any analogous provision
                     under any other law) against Party B;

               (iii) (WINDING UP) apply for the winding up or dissolution of
                     Party B;

               (iv)  (EXECUTION) levy or enforce any distress or other execution to, on, or against any assets of Party B;

               (v)   (COURT APPOINTED RECEIVER) apply for the appointment by a
                     court of a receiver to any of the assets of Party B;

               (vi)  (SET-OFF OR COUNTERCLAIM) exercise or seek to exercise any set-off or counterclaim against Party B; or

               (vii) (ADMINISTRATOR) appoint, or agree to the appointment, of any administrator to Party B,

               or take proceedings for any of the above and Party A waives its rights to make those applications and take those proceedings."

          "16. REPLACEMENT CURRENCY SWAP

          (a)  If this Agreement or any Transaction under this Agreement is terminated prior to the day upon which the Class A-1 Notes are repaid in full, Party B must, subject to paragraph (b), enter into one or more currency swaps which replace the Transactions under this Agreement (collectively a "REPLACEMENT CURRENCY SWAP")
               but only on the following conditions:

               (i)   the Settlement Amount payable (if any) by Party B to Party
                     A upon termination of this Agreement or any Transaction
                     will be paid in full when due in accordance with the
                     Supplementary Terms Notice and this Agreement;

               (ii)  the Designated Ratings Agencies confirm that entry into the
                     Replacement Currency Swap by Party B will not cause a Note
                     Downgrade; and

               (iii) the liability of Party B under the Replacement Currency
                     Swap is limited to at least the same extent that its
                     liability is limited under this Agreement or the relevant
                     Transaction under this Agreement.

          (b)  If Party B enters into the Replacement Currency Swap pursuant to paragraph (a) it must direct the Replacement Currency Swap
               Provider to pay any upfront premium to enter into the Replacement
               Currency Swap due to Party B directly to Party A in satisfaction of and to the extent of Party B's obligation to pay the
               Settlement Amount to Party A as referred to in Section 16(a) and to the extent that such premium is not greater than or equal to the Settlement Amount, the balance must be satisfied by Party B as a Trust Expense.

          (c)  If Party B enters into a Replacement Currency Swap pursuant to paragraph (a) and a Settlement Amount is payable by Party A,
               Party B (either itself or through the Manager) must direct Party
               A to pay any Settlement Amount payable by Party A to Party B on termination of this Agreement or any Transaction directly to the
               Replacement Currency Swap Provider as payment and to the extent of any premium payable by Party B to enter into the Replacement
               Currency Swap, in satisfaction of and to the extent of Party A's obligation to pay that part of the Settlement Amount to Party B."

(23) APPOINTMENT OF TRUST MANAGER: Party A acknowledges that under the Trust
     Deed, Party B has appointed the Trust Manager as manager of the Trust with the powers set out

                                                                         Page 16

     in and upon and subject to the terms of, the Trust Deed. Accordingly, subject to the terms of the Trust Deed, the Trust Manager:

           (i)  may arrange, enter into, and monitor Transactions, execute
                Confirmations and exercise all other rights and powers of Party
                B under this Agreement; and

           (ii) without limiting the generality of the foregoing, the Trust
                Manager shall, issue and receive, on behalf of Party B all notices, Confirmations, certificates and other communications to or by Party A under this Agreement.

(24) A new Section 17 is added as follows:

     "(17) RATINGS EVENT

     (A)   RATINGS DOWNGRADE OF PARTY A - STANDARD & POOR'S RATING SERVICES, A
           DIVISION OF THE MCGRAW-HILL COMPANIES INC. ("S&P")

           (i)  Initial S&P Note Downgrade Event

                In the event that an Initial S&P Note Downgrade Event occurs, then Party A will, within 30 days of the occurrence of such
                Initial S&P Note Downgrade Event, at its own cost, either:

                (A) provide collateral in the form of cash and/or securities or both in support of its obligations under this Agreement in accordance with the provisions of the Credit Support Annex, provided that such posting of collateral shall, if required by S&P at the time of such posting, be subject to Party A
                    obtaining legal opinions satisfactory to S&P in relation to such posting; or

                (B) transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose
                    short-term, unsecured and unsubordinated debt obligations
                    are rated at least as high as "A-l+" (or its equivalent) by
                    S&P or, in either case, such other rating as is commensurate with the rating assigned to the Notes by S&P from time to
                    time; or

                (C) procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose short-term, unsecured and unsubordinated debt
                    obligations are rated at least as high as "A-l+" (or its
                    equivalent) by S&P or, in either case, such other rating as is commensurate with the rating assigned to the Notes by S&P from time to time; or

                (D) take such other action as will result in the rating of the
                    Notes by S&P following the taking of such action being
                    maintained at, or restored to, the level it was at
                    immediately prior to such Initial S&P Note Downgrade Event.

                If any of sub-paragraphs (A)(i)(B), (A)(i)(C) or (A)(i)(D) above are satisfied at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to subparagraph (A)(i)(A) above will be transferred back to Party
                A, and Party A will not be required to transfer any additional collateral in respect of such particular Initial S&P Note
                Downgrade Event.

           (ii)  Subsequent S&P Note Downgrade Event

                (A) Party A shall, within 10 days of the occurrence of a
                    Subsequent S&P Note Downgrade Event, at its own cost and
                    expense, take

                                                                         Page 17

                    the action set out in one of subparagraphs (A)(i)(B),
                    (A)(i)(C) or (A)(i)(D) above; and

                (B) if, at the time a Subsequent S&P Note Downgrade Event
                    occurs, Party A has provided collateral in accordance with the provisions of the Credit Support Annex pursuant to
                    sub-paragraph (A)(i)(A) above following an Initial S&P Note
                    Downgrade Event, it will continue to provide collateral
                    notwithstanding the occurrence of such Subsequent S&P Note
                    Downgrade Event until such time as the action in
                    sub-paragraph (A)(ii)(A) above has been taken.

                If the action set out in sub-paragraph (A)(ii)(A) above is taken at any time, all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to sub-paragraph
                (A)(i)(A) and/or (A)(ii)(B) above will be transferred back to
                Party A, and Party A will not be required to transfer any
                additional collateral in respect of such Subsequent S&P Note
                Downgrade Event.

          (iii) Additional Termination Events

                If Party A does not take any of the measures described in
                sub-paragraphs (A)(i) or (A)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an
                Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following the
                Initial S&P Note Downgrade Event or the tenth day following the
                Subsequent S&P Note Downgrade Event, as applicable, with Party A as the sole Affected Party.

                However, in the event that Party B were to designate an Early
                Termination Date and there is a payment due to Party A, Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this sub-paragraph
                (A)(iii) if Party B has found a replacement counterparty willing to enter into a new transaction with Party B on terms that reflect as closely as reasonably possible the economic, legal and credit terms of the Terminated Transaction with Party A. The costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

          (iv)  S&P Definitions

                For the purposes of this Agreement:

                (A) an "INITIAL S&P NOTE DOWNGRADE EVENT" will occur where the short-term, unsecured and unsubordinated debt obligations of
                    Party A, or any Credit Support Provider in respect of Party
                    A, cease to be rated at least as high as "A-l+" (or its
                    equivalent) by S & P; and

                (B) a "SUBSEQUENT S&P NOTE DOWNGRADE EVENT" will occur where the long-term, unsecured and unsubordinated debt obligations of
                    Party A, or any Credit Support Provider in respect of Party
                    A, cease to be rated at least as high as "BBB-" (or its
                    equivalent) by S&P.

     (B)  RATINGS DOWNGRADE OF PARTY A -MOODY'S INVESTORS SERVICE LIMITED
          ("MOODY'S)

          (i)   Subsequent Moody's Note Downgrade Event

                So long as the Second Rating Trigger Requirements apply, Party A will at its own cost use commercially reasonable efforts to, as soon as reasonably practicable, procure either (A) an Eligible
                Guarantee in respect of all of Party A's present and future obligations under this

                                                                         Page 18

                Agreement to be provided by a guarantor with the First Trigger
                Required Ratings and/or the Second Trigger Required Ratings or
                (B) a transfer in accordance with Part 5(27) below.

          (ii)  Additional Termination Events and Event of Default

                Notwithstanding Sections 5(a)(i) and 5(a)(iii), any failure by
                Party A to comply with or perform any obligation to be complied with or performed by Party A under the Credit Support Annex entered into between Party A and Party B in relation to this
                Master Agreement shall not be an Event of Default unless (A) the
                Second Rating Trigger Requirements apply and at least 30 Local
                Business Days have elapsed since the last time the Second Rating
                Trigger Requirements did not apply and (B) such failure is not remedied on or before the third Local Business Day after notice of such failure is given to Party A.

          (iii) Moody's Definitions

                For the purposes of this Agreement:

                "ELIGIBLE GUARANTEE" means an unconditional and irrevocable guarantee that is provided by a guarantor as principal debtor rather than surety and is directly enforceable by Party B, where either (A) a law firm has given a legal opinion confirming that none of the guarantor's payments to Party B under such guarantee will be subject to withholding for Tax or (B) such guarantee provides that, in the event that any of such guarantor's
                payments to Party B are subject to withholding for Tax, such guarantor is required to pay such additional amount as is
                necessary to ensure that the net amount actually received by
                Party B (free and clear of any withholding tax) will equal the full amount Party B would have received had no such withholding been required.

                "ELIGIBLE REPLACEMENT" means an entity (A) with the Second
                Trigger Required Ratings or (B) whose present and future
                obligations owing to Party B are guaranteed pursuant to an
                Eligible Guarantee provided by a guarantor with the First
                Trigger Required Ratings and/or the Second Trigger Required
                Ratings provided that no entity shall be an Eligible Replacement unless a legal opinion is given by a law firm confirming that none of its payments to Party B under this Agreement will be subject to deduction or withholding for Tax.

                "FIRM OFFER" means an offer which, when made, was capable of becoming legally binding upon acceptance.

                "MOODY'S SHORT-TERM RATING" means a rating assigned by Moody's under its short-term rating scale in respect of an entity's short-term, unsecured and unsubordinated debt obligations.

                "RELEVANT ENTITIES" means Party A and any guarantor under an
                Eligible Guarantee in respect of all of Party A's present and future obligations under this Agreement.

                An entity shall have the "FIRST TRIGGER REQUIRED RATINGS" (A)
                where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-1" and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "A2"
                or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term, unsecured and unsubordinated debt or counterparty obligations are rated "Al"
                or above by Moody's.

                The "SECOND RATING TRIGGER REQUIREMENTS" shall apply so long as no Relevant Entity has the Second Trigger Required Ratings.

                                                                         Page 19

               An entity shall have the "SECOND TRIGGER REQUIRED RATINGS" (A)
               where such entity is the subject of a Moody's Short-term Rating, if such rating is "Prime-2" or above and its long-term, unsecured and unsubordinated debt or counterparty obligations are rated
               "A3" or above by Moody's and (B) where such entity is not the subject of a Moody's Short-term Rating, if its long-term,
               unsecured and unsubordinated debt or counterparty obligations are rated "A3" or above by Moody's.

     (C)  RATINGS DOWNGRADE OF PARTY A - FITCH RATINGS LTD ("FITCH")

          (i)  Initial Fitch Note Downgrade Event

               Party A will, on a reasonable efforts basis, within 30 days of the occurrence of an Initial Fitch Note Downgrade Event, at its own cost, either:

               (A)  provide collateral in accordance with the provisions of the
                    Credit Support Annex; or

               (B)  transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose long-term, unsecured and unsubordinated debt ratings are rated "A+" or higher by Fitch, and whose short-term, unsecured and
                    unsubordinated debt ratings are rated "Fl" or higher by
                    Fitch or, in either case, such other rating as is
                    commensurate with the rating assigned to the Notes by Fitch from time to time; or

               (C)  procure another person to become co-obligor or guarantor in respect of the obligations of Party A under this Agreement whose long-term, unsecured and unsubordinated debt ratings are rated "A+" or higher by Fitch, and whose short-term,
                    unsecured and unsubordinated debt ratings are rated "F1" or higher by Fitch or, in either case, such other rating as is commensurate with the rating assigned to the Notes by Fitch from time to time; or

               (D)  take such other action as Party A may agree with Fitch as will result in the rating of the Notes then outstanding
                    being maintained at, or restored to, the level at which it was immediately prior to such Initial Fitch Downgrade Event.

               If any of sub-paragraphs (C)(i)(B), (C)(i)(C) or (C)(i)(D) are satisfied at any time all collateral (or the equivalent thereof, as appropriate) transferred by Party A pursuant to subparagraph
               (C)(i)(A) will be transferred back to Party A and Party A will not be required to transfer any additional collateral in
               consequence of the particular Initial Fitch Note Downgrade Event.

          (ii) First Subsequent Fitch Note Downgrade Event

               Party A will:

               (A)  at its own cost, within 10 days of the occurrence of a First
                    Subsequent Fitch Note Downgrade Event provide collateral in the form of cash or securities or both, in support of its
                    obligations under this Agreement in accordance with the
                    provisions of the Credit Support Annex and put in place
                    pursuant to sub-paragraph (C)(i)(A) above (provided that the mark-to-market calculations and the correct and timely
                    posting of collateral thereunder are verified by an
                    independent third party); or

                                                                         Page 20

                (B) on a reasonable efforts basis, within 10 days of the
                    occurrence of a First Subsequent Fitch Note Downgrade Event, at its own cost, either:

                    (1)  transfer all of its rights and obligations with respect to this Agreement to a replacement third party whose
                         long-term, unsecured and unsubordinated debt ratings
                         are rated "A+" or higher by Fitch, and whose
                         short-term, unsecured and unsubordinated debt ratings
                         are rated "Fl" or higher by Fitch or, in either case,
                         such other rating as is commensurate with the rating
                         assigned to the Notes by Fitch from time to time; or

                    (2)  obtain a guarantee of its rights and obligations under this Agreement from a third party whose long-term,
                         unsecured and unsubordinated debt ratings are rated
                         "A+" or higher by Fitch, and whose short-term,
                         unsecured and unsubordinated debt ratings are rated
                         "Fl" or higher by Fitch or, in either case, such other
                         rating as is commensurate with the rating assigned to
                         the Notes by Fitch from time to time; or

                    (3)  take such other action as Party A may agree with Fitch as will result in the rating of the Notes following the
                         taking of such action being maintained at, or restored
                         to, the level it was at immediately prior to such First
                         Subsequent Fitch Downgrade Event.

                If any of sub-paragraphs (C)(ii)(B(1), (C)(ii)(B)(2) or
                (C)(ii)(B)(3) above are satisfied at any time, all collateral
                (or the equivalent thereof, as appropriate) transferred by Party
                A pursuant to sub-paragraph (C)(ii)(A) above will be transferred back to Party A and Party A will not be required to transfer any additional collateral as a consequence of the particular First
                Subsequent Fitch Note Downgrade Event.

          (iii) Additional Termination Events

                If Party A does not take any of the measures described in
                sub-paragraphs (C)(i) or (C)(ii) above such failure shall not be or give rise to an Event of Default but shall constitute an
                Additional Termination Event with respect to Party A and shall be deemed to have occurred on the thirtieth day following such
                Initial Fitch Note Downgrade Event or on the tenth day following such First Subsequent Fitch Note Downgrade Event, as the case may be, with Party A as the sole Affected Party.

                However, in the event that Party B were to designate an Early
                Termination Date and there would be a payment due to Party A,
                Party B may only designate such an Early Termination Date in respect of an Additional Termination Event under this
                sub-paragraph (C)(iv) if Party B has found a replacement
                counterparty willing to enter a new transaction with Party B on terms that reflect as closely as reasonably possible the
                economic, legal and credit terms of the Terminated Transaction with Party A. The costs incurred by Party B arising directly from Party B finding or attempting to find such a replacement counterparty will be reimbursed by Party A.

          (iv)  Fitch Definitions

                For the purposes of this Agreement:

                an "INITIAL FITCH NOTE DOWNGRADE EVENT" will occur where, the long-term, unsecured and unsubordinated debt obligations of
                Party A or, if relevant, any Credit Support Provider in respect of Party A cease to be rated "A+" or higher by Fitch or the short-term, unsecured and

                                                                         Page 21

                unsubordinated debt obligations of Party A or any Credit Support
                Provider in respect of Party A, cease to be rated "Fl" or higher by Fitch; and

                a "FIRST SUBSEQUENT FITCH NOTE DOWNGRADE EVENT" will occur where, the long-term, unsecured and unsubordinated debt
                obligations of Party A or, if relevant, any Credit Support
                Provider in respect of Party A, cease to be rated "BBB+" or higher by Fitch or the short-term, unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit
                Support Provider in respect of Party A (or its successor), cease to be rated "F2" or higher by Fitch.

(25) PARTY B'S PAYMENT INSTRUCTIONS. Party B irrevocably authorises and instructs Party A to make payment of:

     (a)  the "Initial Exchange Amount" payable by Party A under a currency swap transaction by paying that amount direct to the account notified in writing by Party B to Party A for that purpose; and

     (b)  any other amount due from Party A to Party B under this Agreement by paying that amount direct to the Principal Paying Agent to the account outside Australia notified in writing by the Principal Paying Agent to
          Party A for that purpose. Party A is entitled to rely on any such notice.

(26) NO AMENDMENT. Party B agrees that it will not consent to any amendment to any provision in any Transaction Document dealing with the ranking, priority or entitlement of Party A in respect of any security or moneys without the prior written consent of Party A (which will not be unreasonably withheld).

(27) TRANSFER.

     (a)  Section 6(b)(ii) of this Agreement shall apply, provided that the words "or if a Tax Event Upon Merger occurs and the Burdened Party is the Affected Party" is deleted.

     (b)  Section 7 of this Agreement shall not apply to Party A, who shall be required to comply with, and shall be bound by, the following:

          Without prejudice to Section 6(b)(ii) Party A may transfer all its interest and obligations in and under this Agreement to any other entity (a "Transferee"), provided that:

          (i)    it has given five Local Business Days' prior written notice to
                 Party B;

          (ii)   the Transferee's long-term, unsecured and unsubordinated debt obligations are then rated not less than "A+" by Fitch and its short-term, unsecured and unsubordinated debt obligations are then rated not less than "A-l+" by S&P and "Fl" by Fitch or such Transferee's obligations under this Agreement are
                 guaranteed by an entity whose long-term, unsecured and
                 unsubordinated debt obligations are then rated not less than
                 "A+" by Fitch and whose short-term, unsecured and
                 unsubordinated debt obligations are then rated not less than
                 "A-l+" by S&P and "Fl" by Fitch;

          (iii)  as of the date of such transfer the Transferee will not, as a result of such transfer, be required to withhold or deduct on account of Tax under this Agreement;

          (iv)   a Termination Event or an Event of Default does not occur under this Agreement as a result of such transfer;

                                                                         Page 22

          (v)    no additional amount will be payable by Party B to Party A or the Transferee on the next succeeding Interest Payment Date as a result of such transfer; and

          (vi)   (if the Transferee is domiciled in a different country from both Party A and Party B) S&P and Fitch have provided prior written notification that the then current ratings of the Notes will not be adversely affected;

          (vii)  the Transferee is an Eligible Replacement; and

          (viii) if an entity has made a Firm Offer (which remains capable of becoming legally binding upon acceptance) to be the transferee of a transfer to be made in accordance with (vii) above, Party
                 B shall (at Party A's cost) at Party A's written request, take any reasonable steps required to be taken by it to effect such transfer.

          Following such transfer all references to Party A shall be deemed to be references to the Transferee.

(28) CALCULATION OF PAYMENTS ON EARLY TERMINATION

     Notwithstanding Section 6 of this Agreement, so long as Party A is (A) the
     Affected Party in respect of an Additional Termination Event or a Tax Event
     Upon Merger or (B) the Defaulting Party in respect of any Event of Default, paragraphs (i) to (vi) below shall apply:

     (i)  The definition of "Market Quotation" shall be deleted in its entirety and replaced with the following:

          ""MARKET QUOTATION" means, with respect to one or more Terminated
          Transactions, a Firm Offer which is (1) made by a Reference
          Market-maker that is an Eligible Replacement, (2) for an amount that would be paid to Party B (expressed as a negative number) or by Party
          B (expressed as a positive number) in consideration of an agreement between Party B and such Reference Market-maker to enter into a transaction (the "Replacement Transaction") that would have the effect of preserving for such party the economic equivalent of any payment or delivery (whether the underlying obligation was absolute or contingent and assuming the satisfaction of each applicable condition precedent)
          by the parties under Section 2(a)(i) in respect of such Terminated
          Transactions or group of Terminated Transactions that would, but for the occurrence of the relevant Early Termination Date, have been required after that Date, (3) made on the basis that Unpaid Amounts in respect of the Terminated Transaction or group of Transactions are to be excluded but, without limitation, any payment or delivery that would, but for the relevant Early Termination Date, have been required
          (assuming satisfaction of each applicable condition precedent) after that Early Termination Date is to be included and (4) made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions)."

     (ii) The definition of "Settlement Amount" shall be deleted in its entirety and replaced with the following:

          ""SETTLEMENT AMOUNT" means, with respect to any Early Termination
          Date, an amount (as determined by Party B) equal to the Termination
          Currency Equivalent of the amount (whether positive or negative) of any Market Quotation for the relevant Terminated Transaction or group of Terminated Transactions that is accepted by Party B so as to become legally binding, provided that:

                                                                         Page 23

          (1)  If, on the day falling ten Local Business Days after the day on which the Early Termination Date is designated or such later day as Party B may specify in writing to Party A (but in either case no later than the Early Termination Date) (such day the "LATEST
               SETTLEMENT AMOUNT DETERMINATION DAY"), no Market Quotation for
               the relevant Terminated Transaction or group of Terminated
               Transactions has been accepted by Party B so as to become legally binding and one or more Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the
               Settlement Amount shall equal the Termination Currency Equivalent of the amount (whether positive or negative) of the lowest of such Market Quotations; and

          (2)  If, on the Latest Settlement Amount Determination Day, no Market
               Quotation for the relevant Terminated Transaction or group of
               Terminated Transactions is accepted by Party B so as to become legally binding and no Market Quotations have been made and remain capable of becoming legally binding upon acceptance, the
               Settlement Amount shall equal Party B's Loss (whether positive or negative and without reference to any Unpaid amounts) for the relevant Terminated Transaction or group of Terminated
               Transactions.

     (iii) For the purpose of paragraph (4) of the definition of Market
           Quotation, Party B shall determine in its sole discretion, acting in a commercially reasonable manner, whether a Firm Offer is made in respect of a Replacement Transaction with terms substantially the same as those of this Agreement (save for the exclusion of provisions relating to Transactions that are not Terminated Transactions).

     (iv)  At any time on or before the Latest Settlement Amount Determination
           Day at which two or more Market Quotations remain capable of becoming legally binding upon acceptance, Party B shall be entitled to accept
           (whether positive or negative) only the lowest of such Market
           Quotations.

     (v)   If Party B requests Party A in writing to obtain Market Quotations,
           Party A shall use its reasonable efforts to do so before the Latest
           Settlement Amount Determination Day.

     (vi)  If the Settlement Amount is a negative number, Section 6(e)(i)(3) of this Agreement shall be deleted in its entirety and replaced with the following:

          "Second Method and Market Quotation. If Second Method and Market
          Quotation apply, (1) Party B shall pay to Party A an amount equal to the absolute value of the Settlement Amount in respect of the
          Terminated Transactions, (2) Party B shall pay to Party A the
          Termination Currency Equivalent of the Unpaid Amounts owing to Party A and (3) Party A shall pay to Party B the Termination Currency
          Equivalent of the Unpaid Amounts owing to Party B, Provided that, (i)
          the amounts payable under (2) and (3) shall be subject to netting in accordance with Section 2(c) of this Agreement and (ii)
          notwithstanding any other provision of this Agreement, any amount payable by Party A under (3) shall not be netted-off against any amount payable by Party B under (1)."

Please confirm your agreement to the terms of the foregoing Schedule by signing below.

NATIONAL WESTMINSTER BANK PLC            PERPETUAL TRUSTEES CONSOLIDATED LIMITED
                                         AS TRUSTEE OF THE TRUST

By: /s/ Louise Bullock                   By: /s/ Andrea Ruver
    ---------------------------------        -----------------------------------
Name: Louise Bullock                         Name: Andrea Ruver
Title: Legal Counsel, Australia              Title: Manager

                                                                         Page 24

CRUSADE MANAGEMENT LIMITED

By: /s/ Andrew Jinks
    ---------------------------------
Name: Andrew Jinks
Title: Attorney

                                                                         Page 25

PARAGRAPH 11. ELECTIONS AND VARIABLES

(a)  BASE CURRENCY AND ELIGIBLE CURRENCY.

     (i)  "Base Currency" means Termination Currency.

     (ii) "Eligible Currency" means the Base Currency and each other currency specified here: Sterling and Euros.

(b)  CREDIT SUPPORT OBLIGATIONS.

     (i)  DELIVERY AMOUNT, RETURN AMOUNT AND CREDIT SUPPORT AMOUNT.

          (A)  "DELIVERY AMOUNT": Paragraph 2(a) shall apply, except that the words, "upon a demand made by the Transferee" shall be deleted and the word "that" on the second line of Paragraph 2(a) shall be replaced with the word "a".

          (B)  "RETURN AMOUNT" has the meaning as specified in Paragraph 2(b).

          (C)  "CREDIT SUPPORT AMOUNT" has the meaning specified under the relevant definition of Ratings Agency Requirement if their
               Ratings Agency Requirement applies. In circumstances where more than one of the Ratings Agency Requirements apply to Party A, the
               Credit Support Amount shall be calculated by reference to the
               Ratings Agency Requirement which would result in Party A
               transferring the greatest amount of Eligible Credit Support.
               Under no circumstances will Party A be required to transfer more
               Eligible Credit Support than the greatest amount calculated in accordance with the Ratings Agency Requirement set out below.

     (ii) ELIGIBLE CREDIT SUPPORT. The following items will qualify as "Eligible
          Credit Support" for Party A:

                                                                                    VALUATION
                                                                                   PERCENTAGE
                                                                                   ----------

          (A)  cash in the Base Currency                                               100%

          (B)  Cash in an Eligible Currency other than the Base Currency                94%

          (C)  negotiable debt obligations issued by the U.S. Treasury                  99%
               Department having a residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (D)  negotiable debt obligations issued by the U.S. Treasury                98.5%
               Department having a residual maturity on such date equal to or greater than 1 year but less than 3 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (E)  negotiable debt obligations issued by the U.S. Treasury                  97%
               Department having a residual maturity on such date equal to or greater than 3 years but less than 5 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (F)  negotiable debt obligations issued by the U.S. Treasury                95.8%
               Department having a residual maturity on such date equal to or greater than 5 years but less than 7 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA
               or

                                                                          Page 1

               above by S&P)

          (G)  negotiable debt obligations issued by the U.S. Treasury                  95%
               Department having a residual maturity on such date equal to or greater than 7 year but less than 10 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (H)  negotiable debt obligations of the United Kingdom having a               99%
               residual maturity on such date of less than 1 year (with local and foreign currency issuer ratings of Aa2 or above by Moody's or
               AA or above by S&P)

          (I)  negotiable debt obligations of the United Kingdom having a             97.1%
               residual maturity on such date equal to or greater than 1 year but less than 3 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (J)  negotiable debt obligations of the United Kingdom having a             92.1%
               residual maturity on such date equal to or greater than 3 year but less than 5 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (K)  negotiable debt obligations of the United Kingdom having a             88.8%
               residual maturity on such date equal to or greater than 5 year but less than 7 years (with local and foreign currency issuer ratings of Aa2 or above by Moody's or AA or above by S&P)

          (L)  negotiable debt obligations of the United Kingdom with a residual      85.4%
               maturity on such date equal to or greater than 7 years but less than 10 years (with local and foreign currency issuer ratings of
               Aa2 or above by Moody's or AA or above by S&P)

          or such higher percentage or any other item (and applicable Valuation
          Percentage for such other item) as may be agreed between Party A,
          Party B and the relevant rating agencies from time to time; and

          provided that:

          (a)  where the Fitch Requirements apply, the Valuation Percentage shall be the lower of the Valuation Percentages specified above and either (1) the relevant percentage determined by reference to the table headed "Fitch Advance Rates (%)" appearing in Appendix
               A hereto (if applicable), or (2) in relation to a type of
               Eligible Credit Support not listed in that table, such percentage as may be agreed between Party A, Party B and Fitch from time to time; and

          (b)  where the Moody's Requirements apply, the applicable Valuation
               Percentage shall be the lower of the Valuation Percentages specified above and either (1) the relevant percentage determined by reference to the relevant table appearing in Appendix B hereto, or (2) in relation to a type of Eligible Credit Support not listed in that table, such percentage as may be agreed between Party A, Party B and Moody's from time to time

          (c)  where the Credit Support Amount is transferred in a currency other than the Termination Currency, the Valuation Percentage specified above shall be reduced by 6%.

          Where the ratings of the relevant agencies differ with respect to the same negotiable debt obligation, the lower of the ratings shall apply.
          For the purpose of this Annex, references to the "relevant rating agency" shall mean the rating agency whose Ratings Agency Requirement will be used to determine the amount of Eligible Credit Support that
          Party A is required to transfer to Party B following a credit ratings downgrade of Party A.

                                                                          Page 2

     (iii) THRESHOLDS.

           (A) "INDEPENDENT AMOUNT" means, for Party A and Party B, with respect to each Transaction, zero.

           (B) "THRESHOLD" means, for Party A:

               infinity, unless (A) (i) an Initial S&P Note Downgrade Event and/or an Initial Fitch Note Downgrade Event has occurred AND
               (ii) Party A has not otherwise complied with Section 17(A)(i)(B),
               (C) or (D)and/or Section 17(C)(i)(B), (C) or (D), respectively, of the Agreement, OR (B) (i) a Subsequent S&P Note Downgrade
               Event and/or First Subsequent Fitch Note Downgrade Event has
               occurred AND (ii) Party A has not otherwise complied with Section
               17(A)(ii)(A) and/or Section 17(C)(ii)(B), (C) or (D) and/or
               Section 17(C)(iii)(A), (B) or (C) respectively, of the Agreement
               OR (C) so long as no Relevant Entity has the First Trigger
               Required Ratings and either (i) no Relevant Entity has had the
               First Trigger Required Ratings since this Annex was executed or
               (ii) at least 30 Local Business days have elapsed since the last time a Relevant Entity had the First Trigger Required Ratings,
               then its Threshold shall be zero.

               "THRESHOLD" means, for Party B: infinity

           (C) "MINIMUM TRANSFER AMOUNT" means, with respect to Party A and
               Party B, USD 50,000; provided, that if (1) an Event of Default has occurred and is continuing with respect to Party A, or (2) an
               Additional Termination Event has occurred in respect of which
               Party A is an Affected Party, the Minimum Transfer Amount with respect to such party shall be zero.

           (D) "ROUNDING" The Delivery Amount and the Return Amount will be rounded up to the nearest integral multiple of USD 10,000 and the
               Return Amount will be rounded down to the nearest integral multiple of USD 10,000, subject to the maximum Return Amount being equal to the Credit Support Balance.

     (iv)  "EXPOSURE" has the meaning specified in Paragraph 10, except that (1)
           after the word "Agreement" the words "(assuming, for this purpose only, that Part 5(p) of the Schedule is deleted)" shall be inserted and (2) at the end of the definition of Exposure, the words "with terms substantially the same as those of this Agreement" shall be added.

(c)  VALUATION AND TIMING.

     (i)   "VALUATION AGENT" means, Party A in all circumstances.

     (ii)  "VALUATION DATE" means each Local Business Day.

     (iii) "VALUATION TIME" means the close of business in the relevant market, as determined by the Valuation Agent, on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Exposure will, as far as practicable, be made as of approximately the same time on the same date.

     (iv)  "NOTIFICATION TIME" means by 2:00 p.m., London time, on a Local
           Business Day.

(d)  EXCHANGE DATE. "Exchange Date" has the meaning specified in paragraph
     3(c)(ii).

(e)  DISPUTE RESOLUTION.

     (i)   "RESOLUTION TIME" means 2:00 p.m., London time, on the Local Business
           Day following the date on which notice is given that gives rise to a dispute under Paragraph 4.

     (ii)  "VALUE" For the purpose of Paragraph 4(a)(4)(i)(C) and 4(a)(4)(ii), the Value of the outstanding Credit Support Balance or of any transfer of Eligible Credit Support or Equivalent Credit Support, as
           the case may be, will be calculated as follows:

           (A) with respect to any Cash, the Base Currency Equivalent of the amount thereof;

           (B) with respect to any Eligible Credit Support or Equivalent Credit
               Support other than Securities and Cash, the Base Currency
               Equivalent of the fair market value thereof on

                                                                          Page 3

               such date, as determined in any reasonable manner chosen by the
               Valuation Agent, multiplied by the applicable Valuation
               Percentage; and

           (C) with respect to any Eligible Credit Support or Equivalent Credit
               Support comprising securities ("SECURITIES") the Base Currency
               Equivalent of the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable
               Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such
               Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be
               independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation
               Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may
               be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation
               Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Transferor pursuant to Paragraph 5(c)(ii)
               or included in the applicable price referred to in subparagraph
               (a) above) as of such date.

     (iii) "ALTERNATIVE" The provisions of Paragraph 4 will apply.

(f) DISTRIBUTION AND INTEREST AMOUNT.

     (i)   "Interest Rate" The "Interest Rate" in relation to each Eligible
           Currency specified below will be:

           Eligible Currency  Interest Rate

           USD                The overnight rate in U.S. Dollars published on
                              Reuters Page LIBOR01 for the relevant day at the
                              close of business in New York on such day.

           EUR                The overnight rate fixed for such day, as set
                              forth under the heading "EONIA" on Telerate Screen
                              Page 247, or if such page ceases to be available,
                              the relevant interest rate shall be determined by
                              reference to any successor page thereto.

           GBP                "SONIA" for any day means the reference rate equal
                              to the overnight rate as calculated by the
                              Wholesale Market Brokers Association which appears
                              on Telerate Page 3937 under the heading "Sterling
                              Overnight Index" as of 9.00 a.m., London time, on
                              the first London Banking Day following that day.

           For the avoidance of doubt, for the purposes of the above, "Telerate"
           means, when used in connection with any designated page, the display page so designated on Bridge's Telerate Service (or such other page as may replace that page on that service, or such other service as may be nominated as the information vendor, for the purpose of displaying rates or prices comparable to the relevant interest rate above).

           (ii)  "TRANSFER OF INTEREST AMOUNT" The transfer of the Interest
                 Amount will be made monthly on the second Local Business Day of each calendar month to the extent that Party B has earned and received such amount of interest and that a Delivery Amount would not be created or increased by that transfer, and on any other Local Business Day on which Equivalent Credit Support is transferred to the Transferor pursuant to Paragraph 2(b),
                 provided that Party B shall only be obliged to transfer any
                 Interest Amount to Party A to the extent that it has actually received such amount.

           (iii) "ALTERNATIVE TO INTEREST AMOUNT" The provisions of Paragraph
                 5(c)(ii) will apply. For the purposes of calculating the
                 Interest Amount the amount of interest calculated for each day of the Interest Period shall, with respect to any Eligible
                 Currency, be compounded daily.

                                                                          Page 4

          (iv)  "INTEREST AMOUNT" The definition of "Interest Amount" shall be deleted and replaced with the following:

               "INTEREST AMOUNT" means, with respect to an Interest Period and each portion of the Credit Support Balance comprised of cash in an Eligible Currency, the sum of the amounts of interest
               determined for each day in that Interest Period by the Valuation
               Agent as follows:

               (x)  the amount of such currency comprised in the Credit Support
                    Balance at the close of business for general dealings in the relevant currency on such day (or, if such day is not a
                    Local Business Day, on the immediately preceding Local
                    Business Day); multiplied by

               (y)  the relevant Interest Rate; divided by

               (z)  360 (or in the case of pounds sterling, 365).

(g)  ACCOUNT DETAILS.

     Party A:

     USD CASH

     ACCOUNT WITH:   JPMorgan Chase Bank, New York
     ABA NO.:        021000021
     ACCOUNT NO:     400930153

     GBP CASH

     ACCOUNT WITH:   RBOSGB2L        Royal Bank of Scotland,
                                     Correspondent Banking,
                                     London
     BENEFICIARY:    RBOSGB2L        Royal Bank of Scotland,
                                     Correspondent Banking,
                                     London
     ACCOUNT NO:     10004053
     SORT CODE:      16-75-80

     EUR CASH

     ACCOUNT WITH:   RBOSGB2L        Royal Bank of Scotland,
                                     Correspondent Banking,
                                     London
     BENEFICIARY:    RBOSGB2L        Royal Bank of Scotland,
                                     Correspondent Banking,
                                     London
     ACCOUNT NO:     RBSFMLON EURC

     Party B: To be advised

(h)  OTHER PROVISIONS.

     (I)  TRANSFER TIMING.

          (A)  The final paragraph of Paragraph 3(a) shall be deleted and replaced with the following:

               "Subject to Paragraph 4, and unless otherwise specified, any transfer of Eligible Credit Support or Equivalent Credit Support
               (whether by the Transferor pursuant to Paragraph 2(a) or by the
               Transferee pursuant to Paragraph 2(b)) shall be made not later than the close of business on the Settlement Day."

                                                                          Page 5

           (B)  The definition of Settlement Day shall be deleted and replaced with the following:

                "SETTLEMENT DAY" means the next Local Business Day after the
                Demand Date".

           (C)  For the purposes of this Paragraph 11(h)(i):

                "DEMAND DATE" means, with respect to a transfer by a party:

               (i)  in the case of a transfer pursuant to Paragraph 2, Paragraph
                    3 or Paragraph 4(a)(2), the relevant Valuation Date. For the avoidance of doubt, for the purposes of Paragraph 2 and
                    Paragraph 4(a)(2), the Transferor will be deemed to receive notice of the demand by the Transferee to make a transfer of
                    Eligible Credit Support; and

               (ii) in the case of a transfer pursuant to Paragraph 3(c)(ii)(A), the date on which the Transferee has given its consent to
                    the proposed exchange.

                    For the avoidance of doubt, on each Demand Date the
                    Transferor shall deliver to the Transferee and the Trustee a statement showing the amount of Eligible Credit Support to be delivered.

           (D)  The words "or promptly following" shall be deleted from the first and second lines of Paragraph 2(a).

     (II)  EARLY TERMINATION.

           The heading for Paragraph 6 shall be deleted and replaced with "Early
           Termination" and the following shall be added after the word
           "Default" in the first line of Paragraph 6, "or a Termination Event in relation to all (but not less than all) Transactions".

     (III) COSTS OF TRANSFER ON EXCHANGE.

           Notwithstanding Paragraph 8, the Transferor will be responsible for, and will reimburse the Transferee for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Transferor to the Transferee or from the Transferee to the Transferor hereto.

     (IV)  CUMULATIVE RIGHTS.

           The rights, powers and remedies of the Transferee under this Annex shall be in addition to all rights, powers and remedies given to the
           Transferee by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Transferee in the Credit Support Balance created pursuant to this Annex.

     (V)   SINGLE TRANSFEROR AND SINGLE TRANSFEREE.

           Party A and Party B agree that, notwithstanding anything to the contrary in this Annex, (including, without limitation, the recital hereto, Paragraph 2 or the definitions in Paragraph 10), (a) the term
           "Transferee" as used in this Annex means only Party B; (b) the term
           "Transferor" as used in this Annex means only Party A; (c) only Party
           A will be required to make Transfers of Eligible Credit Support hereunder; and (d) in the calculation of any Credit Support Amount, where the Transferee's Exposure would be expressed as a negative number, such Exposure shall be deemed to be zero.

     (VI) RATINGS AGENCY REQUIREMENTS.

           "RATING AGENCY REQUIREMENTS" means the Moody's Requirements, the S&P
           Requirements and the Fitch Requirements, as defined below.

           The Moody's Requirements apply so long as no Relevant Entity has the
           First Trigger Required Ratings and either (i) no Relevant Entity has had the First Trigger Required Ratings since this

                                                                          Page 6

          Annex was executed or (ii) at least 30 Local Business days have elapsed since the last time a Relevant Entity had the First Trigger
          Required Ratings.

          The S&P Requirements apply to Party A if an Initial S&P Note Downgrade
          Event occurs and Party A has not otherwise complied with Section
          17(A)(i)(B), (C) or (D) of the Agreement or if a Subsequent S&P Note
          Downgrade Event occurs and Party A has not otherwise complied with
          Section 17(A)(ii)(A) of the Agreement.

          The Fitch Requirements apply to Party A if an Initial Fitch Note
          Downgrade Event occurs and Party A has not otherwise complied with
          Section 17(C)(i)(B), (C) or (D) of the Agreement or if a First
          Subsequent Fitch Note Downgrade Event occurs and Party A has not otherwise complied with Section 17(C)(ii)(B), (C) or (D) of the
          Agreement.

          MOODY'S REQUIREMENTS.

          "CREDIT SUPPORT AMOUNT" shall be calculated in accordance with the meaning specified in Paragraph 10, provided however, that the
          "Transferee's Exposure" shall be replaced with the words "the
          Additional Collateral Amount" in the second line thereof.

          For such purposes "ADDITIONAL COLLATERAL AMOUNT" means:

          (i) for so long as (A) no Subsequent Moody's Note Downgrade Event has occurred and is continuing or (B) less than 30 Local Business Days have elapsed since the last time no Subsequent Moody's Note Downgrade
          Event had occurred and was continuing, with respect to a Valuation
          Date, the greater of (1) zero and (2) the sum of (i) the Transferee's
          Exposure and (ii) the lesser of:

          (a)  the sum of the Transaction Notional Amount(s) for each outstanding Transaction under the Agreement (other than the
               Transaction constituted by this Annex) multiplied by 0.025; and

               (b)  the sum of:

                    (A)  the sum of the Transaction Notional Amount(s) for each outstanding Transaction under the Agreement (other than
                         the Transaction constituted by this Annex) multiplied
                         by 0.01; and

                    (B)  DV01 Multiplied by 10; and

          (ii) for so long as a Subsequent Moody's Note Downgrade Event has occurred and is continuing and 30 or more Local Business Days have elapsed since the last time no Subsequent Moody's Note Downgrade Event had occurred and was continuing, with respect to a Valuation Date, the greater of:

               (a)  zero:

               (b)  the sum of the payment(s) (excluding any initial exchanges and final exchanges), if any, due to be made by Party A on the next scheduled payment date under each outstanding
                    Transaction under the Agreement (other than the Transaction constituted by this Agreement); and

               (c)  the sum of (i) the Transferee's Exposure and (ii) the lesser of:

                    (X)  the sum of:

                         (i)  DV01 multiplied by 30; and

                         (ii) the sum of the Transaction Notional Amount(s) for
                              each outstanding Transaction under the Agreement
                              (other than the Transaction constituted by this
                              Annex) multiplied by 0.06; and

                    (Y)  the sum of the Transaction Notional Amount(s) for each outstanding Transaction under the Agreement (other than
                         the Transaction constituted by this Annex) multiplied
                         by 0.11

          In relation to the foregoing, Party A will, upon receipt of reasonable notice from Moody's, demonstrate to Moody's the calculation by Party A of the Transferee's Exposure.

                                                                          Page 7

            S&P REQUIREMENTS.

            "CREDIT SUPPORT AMOUNT" shall mean with respect to a Transferor on a
            Valuation Date:

            (i)  For a Cross-Currency Swap, an Interest Rate Swap or an Interest
                 Rate Cap, the greater of zero and the sum of:

                 (A) the Transferee's Exposure less the Threshold applicable to the Transferor; and

                 (B) the sum of the Transaction Notional Amount(s) as defined in the Confirmation for each outstanding Transaction (other
                     than the Transaction constituted by this Annex) under the
                     Agreement multiplied by the relevant volatility buffer as
                     set out in the S&P publication entitled "Global Interest
                     Rates and Currency Swaps: Calculating the Collateral
                     Amount" and dated 26 February 2004 ( the "S&P VB
                     PUBLICATION").

            (ii) For a Basis Rate Swap, the greater of zero and the sum of:

                 (A) the Transferee's Exposure less the Threshold applicable to the Transferor; and

                 (B) the sum of the Transaction Notional Amount(s) for each outstanding Transaction (other than the Transaction
                     constituted by this Annex) under the Agreement multiplied
                     by 0.1 multiplied by the relevant volatility buffer as set out in the S&P VB Publication.

            FITCH REQUIREMENTS.

            "CREDIT SUPPORT AMOUNT" shall mean at any time for the purposes of the Fitch Requirements with respect to a Transferor on a Valuation
            Date the result of the following formula:

                 max[MV plus VC multiplied by 105 per cent multiplied by N;0]

            where:

            "MAX" means maximum;

            "MV" means the Transferee's Exposure less the Threshold applicable to the Transferor;

            "VC" means the applicable volatility cushion at that time determined by reference to percentages set out in the table headed "Volatility
            Cushion (%)" appearing at the end of Appendix 2 to the "Structured
            Finance Criteria Report" published by Fitch and dated 13 September
            2004; and

            "N" means the sum of the Transaction Notional Amount(s) for each outstanding Transaction under this Agreement (other than the
            Transaction constituted by this Annex) at that time.

     (VII)  CALCULATIONS.

            Paragraph 3(b) of this Annex shall be amended by inserting the words
            "and shall provide each party (or the other party, if the Valuation
            Agent is a party) with a description in reasonable detail of how such calculations were made, upon request" after the word
            "calculations" in the third line thereof.

     (VIII) DEMANDS AND NOTICES.

            All demands, specifications and notices under this Annex will be made pursuant to Section 12 of this Agreement.

     (IX)   MARK-TO-MARKET PROCEDURES FOLLOWING AN S&P RATING DOWNGRADE

            If the short-term unsecured and unsubordinated debt obligations of
            Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as
            "A-2" by S&P or if the long-term unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support
            Provider from time to time in respect of Party A cease to be rated at least as high as BBB- by S&P, (1) Party A shall procure that the monthly valuation of Party B's Exposure is valued by two independent third parties that would be eligible and willing to be transferees of Party A's benefits and obligations under this Agreement, on the following basis: (x) the valuation may be obtained from the same independent third party up to

                                                                          Page 8

          four times in any twelve month period; (y) Party B's Exposure, for the purposes of posting collateral shall be deemed to be equal to the highest of the two independent third party valuation bids and the
          Credit Support Amount; (z) Party A shall provide S&P with the two monthly independent third party valuations and its calculations pursuant to Paragraph 3(b) in relation to the day on which the monthly independent third party valuations are obtained; and (2) Party A shall cure any deficiencies in the collateral posted with respect to the relevant valuation within three days from such valuation.

     (X)  MARK-TO-MARKET PROCEDURES FOLLOWING A FITCH RATING DOWNGRADE

          If (i) the short-term unsecured and unsubordinated debt obligations of
          Party A (or its successor) or any Credit Support Provider from time to time in respect of Party A cease to be rated at least as high as "F2"
          by Fitch, or (ii) the long-term unsecured and unsubordinated debt obligations of Party A (or its successor) or any Credit Support
          Provider from time to time in respect of Party A cease to be rated at least "BBB+" by Fitch, (1) Party A shall procure that the monthly valuation of Party B's Exposure is valued by an independent third party that would be eligible and willing to be a transferee of Party
          A's benefits and obligations under this Agreement on the basis that
          Party A shall provide Fitch with the monthly independent third party valuation and its calculations pursuant to Paragraph 3(b) in relation to the day on which the monthly independent third party valuation is obtained; and (2) Party A shall cure any deficiencies in the collateral posted with respect to the relevant valuation within three days from such valuation.

     (XI) DEFINITIONS.

          As used in this Annex, the following terms shall mean:

          "CROSS-CURRENCY SWAP" means any cross-currency rate swap transaction between Party A and Party B entered into pursuant to the Agreement as evidenced by a Confirmation;

          "DISTRIBUTIONS" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance consisting of securities, all principal, interest and other payments and distributions of cash or other property to which a holder of securities of the same type, nominal value, description and amount as such Eligible Credit Support would have actually received from time to time;

          "DISTRIBUTION DATE" means, with respect to any Eligible Credit Support comprised in the Credit Support Balance other than cash, each date on which Party B would have received Distributions or, if that date is not a Local Business Day, the next following Local Business Day;

          "DV01" means the sum of the estimated change(s) in the mid-market value for each outstanding Transaction under the Agreement (other than the Transaction constituted by this Annex) that would result from a one basis point change in the Relevant Swap Curve, as determined by the Valuation Agent in good faith and in a commercially reasonable manner in accordance with the relevant customary methodology used by the Valuation Agent;

          "FITCH" means Fitch Australia Pty Ltd and includes any successors thereto;

          "INTEREST RATE CAP" means any interest rate cap transaction entered into pursuant to the Agreement between Party A and Party B as evidenced by a Confirmation;

          "INTEREST RATE SWAP" means any interest rate swap transaction entered into pursuant to the Agreement between Party A and Party B as evidenced by a Confirmation;

          "BASIS RATE SWAP" means any libor basis rate swap transaction between
          Party A and Party B entered into pursuant to the Agreement as evidenced by a Confirmation.

          "MOODY'S" means Moody's Investors Service Limited and includes any successors thereto;

          "RATING AGENCIES" means Moody's, S&P and Fitch;

          "RELEVANT SWAP CURVE" means, in relation to a Transaction that is cross-currency swap, the Swap Curve that, if it were the Relevant Swap
          Curve, would produce the largest DV01;

          "S&P" means Standard & Poor's Rating Services, a division of The
          McGraw-Hill Companies Inc. and includes any successors thereto;

                                                                          Page 9

          "SWAP CURVE" means the USD LIBOR or BBSW swap curve, as determined by
          Party A with reference to its own proprietary swap curves;

          "TRANSACTION" means a Transaction entered into pursuant to this
          Agreement; and

          "TRANSACTION NOTIONAL AMOUNT" means in respect of a Valuation Date, the Party A floating rate currency amount in respect of a
          Cross-Currency Swap, or, in respect of an Interest Rate Swap, the
          Notional Amount of such Interest Rate Swap, each as at such Valuation
          Date.

                                                                         Page 10

                     APPENDIX A - FITCH ADVANCE RATES TABLE

ADVANCE RATES (%)

                                                     Notes' Rating
                 Collateral                    -------------------------
Region   Asset     Rating     Maturity (Yrs)    AAA    AA      A     BBB
------------------------------------------------------------------------
USD      Gov         AAA            <=1        97.5   97.8   98.4   98.9
USD      Gov         AAA            1-3        94.7   95.3   95.9   96.5
USD      Gov         AAA            3-5        91.5   92.5   93.5   94.5
USD      Gov         AAA            5-7        89.0   90.1   91.2   92.3
USD      Gov         AAA            7-10       86.3   87.5   88.8   90.0
USD      Gov         AAA           10-20       83.0   84.5   86.0   87.5
USD      Gov         AAA            20+        79.0   80.7   82.3   84.0
GBP      Gov         AAA            < 1        97.5   98.0   98.4   98.9
GBP      Gov         AAA            1-3        94.7   95.3   95.9   96.5
GBP      Gov         AAA            3-5        91.5   92.5   93.5   93.9
GBP      Gov         AAA            5-7        88.8   90.1   91.1   91.5
GBP      Gov         AAA            7-10       86.3   87.5   88.8   90.0
GBP      Gov         AAA           15-20       86.7   88.7   89.6   90.1
GBP      Gov         AAA            20+        83.0   84.5   86.0   87.5
USD      CP          F1+           0.25        99.5   99.5   99.5   99.5
GBP      CP          F1+           0.25        99.5   99.5   99.5   99.5
EUR      CP          F1+           0.25        99.5   99.5   99.5   99.5
JPY      CP          F1+           0.25        99.5   99.5   99.5   99.5
AUD      CP          F1+           0.25        99.5   99.5   99.5   99.5

Source: FitchRatings

                                                                         Page 11

                   APPENDIX B - MOODY'S VALUATION PERCENTAGES

                                    Table 5A
                              VALUATION PERCENTAGES
                  Where Rated Liabilities are EURO Denominated

                                   FIRST TRIGGER
                               BUSINESS DAYS RISK: =             SECOND TRIGGER
                            2 BDS + POSTING FREQUENCY;   = 32 BDS + POSTING FREQUENCY
                            ---------------------------------------------------------
       INSTRUMENT              DAILY          WEEKLY         DAILY         WEEKLY
-------------------------------------------------------------------------------------

      EURO Cash                 100%           100%           100%          100%
     Sterling Cash               99%            98%            97%           96%
    U.S. Dollar Cash             98%            97%            94%           93%

Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with
Remaining Maturity
       < 1 Year                  98%            97%            94%           93%
      1 to 2 years               98%            97%            93%           92%
      2 to 3 years               98%            97%            92%           91%
      3 to 5 years               98%            97%            91%           90%
      5 to 7 years               98%            97%            90%           88%
      7 to 10 years              98%            97%            88%           87%
     10 to 2O years              98%            97%            85%           83%
      > 20 years                 98%            97%            83%           81%
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
     All Maturities              98%            97%            93%           92%

Fixed-Rate U.S. Agency Debentures With Remaining Maturity
       < 1 Year                  98%            97%            93%           92%
      1 to 2 years               98%            97%            93%           91%
      2 to 3 years               98%            97%            92%           90%
      3 to 5 years               98%            97%            90%           89%
      5 to 7 years               98%            97%            89%           87%
      7 to 10 years              98%            97%            87%           86%
     10 to 20 years              98%            97%            84%           82%
      > 20 years                 98%            97%            82%           80%
Floating-Rate U.S. Agency Debentures
     All Maturities              98%            97%            92%           91%

Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining
Maturity
       < 1 Year                 100%           100%           100%          100%
      1 to 2 years              100%           100%            99%           99%
      2 to 3 years              100%           100%            98%           98%
      3 to 5 years              100%           100%            96%           96%
      5 to 7 years              100%           100%            95%           94%
      7 to 10 years             100%           100%            94%           93%
     10 to 20 years             100%           100%            89%           88%
      > 20 years                100%           100%            87%           86%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
      All Maturities            100%           100%            99%           99%

Fixed-Rate United Kingdom Gilts with Remaining Maturity

       < 1 Year                  99%            98%            96%           95%
      1 to 2 years               99%            98%            95%           94%
      2 to 3 years               99%            98%            94%           93%
      3 to 5 years               99%            98%            93%           92%
      5 to 7 years               99%            98%            92%           91%
      7 to 10 years              99%            98%            91%           90%
     10 to 20 years              99%            98%            87%           85%
      > 20 years                 99%            98%            85%           84%
Floating-rate United Kingdom Gilts
      All Maturities             99%            98%            96%           95%

                                                                         Page 12

                                    Table 5B
                              VALUATION PERCENTAGES
                Where Rated Liabilities are STERLING Denominated

                                   FIRST TRIGGER
                                BUSINESS DAYS RISK:              SECOND TRIGGER
                            = 2 BDS+POSTING FREQUENCY;    32 BDS + POSTING FREQUENCY
                            ---------------------------------------------------------
       INSTRUMENT              DAILY          WEEKLY         DAILY         WEEKLY
-------------------------------------------------------------------------------------

      Sterling Cash             100%           100%           100%          100%
       EURO Cash                 99%            98%            97%           96%
     U.S. Dollar Cash            98%            97%            95%           94%

Fixed-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department with
Remaining Maturity
       < 1 Year                  98%            97%            95%           94%
      1 to 2 years               98%            97%            94%           93%
      2 to 3 years               98%            97%            93%           92%
      3 to 5 years               98%            97%            92%           91%
      5 to 7 years               98%            97%            91%           89%
     7 to 10 years               98%            97%            89%           88%
    10 to 20 years               98%            97%            86%           84%
      > 20 years                 98%            97%            84%           82%
Floating-Rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
      All Maturities             98%            97%            94%           93%

Fixed-Rate U.S. Agency Debentures with Remaining Maturity
       < 1 Year                  98%            97%            94%           93%
       1 to 2 years              98%            97%            94%           92%
       2 to 3 years              98%            97%            93%           91%
       3 to 5 years              98%            97%            91%           90%
       5 to 7 years              98%            97%            90%           88%
       7 to 10 years             98%            97%            88%           87%
      10 to 2O years             98%            97%            85%           83%
       > 20 years                98%            97%            83%           81%
Floating-Rate U.S. Agency Debentures
      A1l Maturities             98%            97%            93%           92%

Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
       < 1 Year                  99%            98%            97%           96%
     1 to 2 years                99%            98%            96%           95%
     2 to 3 years                99%            98%            95%           94%
     3 to 5 years                99%            98%            93%           92%
     5 to 7 years                99%            98%            92%           90%
     7 to 10 years               99%            98%            91%           89%
    10 to 20 years               99%            98%            86%           84%
     > 20 years                  99%            98%            84%           83%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
    All Maturities               99%            98%            96%           95%

Fixed-Rate United Kingdom Gilts with Remaining Maturity
      < 1 Year                  100%           100%            99%           99%
     1 to 2 years               100%           100%            98%           98%
     2 to 3 years               100%           100%            97%           97%
     3 to 5 years               100%           100%            96%           96%
     5 to 7 years               100%           100%            95%           95%
     7 to 10 years              100%           100%            94%           94%
    10 to 20 years              100%           100%            90%           89%
     > 20 years                 100%           100%            88%           87%
Floating-Rate United Kingdom Gilts
    All Maturities              100%           100%            99%           99%

                                                                         Page 13

                                    Table 5C
                              VALUATION PERCENTAGES
               Where Rated Liabilities are U.S. DOLLAR Denominated

                                    FIRST TRIGGER
                                BUSINESS DAYS RISK:             SECOND TRIGGER
                            = 2 BDS + POSTING FREQUENCY;   = 32 BDS + POSTING FREQUENCY
                            -----------------------------------------------------------
       INSTRUMENT               DAILY          WEEKLY          DAILY         WEEKLY
---------------------------------------------------------------------------------------

     U.S. Dollar Cash            100%           100%            100%          100%
        EURO Cash                 98%            97%             94%           93%
       Sterling Cash              98%            97%             95%           94%

Fixed-Rate Negotiable Treasury Debt Issued by the U.S. Treasury Department with
Remaining Maturity
         < 1 Year                100%           100%            100%          100%
        1 to 2 years             100%           1O0%             99%           99%
        2 to 3 years             100%           100%             98%           98%
        3 to 5 years             100%           100%             97%           97%
        5 to 7 years             100%           100%             96%           95%
        7 to 10 years            100%           100%             94%           94%
       10 to 20 years            100%           100%             90%           89%
         > 20 years              100%           100%             88%           87%
Floating-rate Negotiable Treasury Debt Issued by The U.S. Treasury Department
       All Maturities            100%           100%             99%           99%

Fixed-Rate U.S. Agency Debentures with Remaining Maturity
         < 1 Year                100%           100%             99%           99%
        1 to 2 years             100%           100%             99%           98%
        2 to 3 years             100%           100%             98%           97%
        3 to 5 years             100%           10O%             96%           96%
        5 to 7 years             100%           100%             93%           94%
        7 to 10 years            100%           100%             93%           93%
       10 to 20 years            100%           100%             89%           88%
         > 20 years              100%           100%             87%           86%
Floating-Rate U.S. Agency Debentures
       All Maturities            100%           100%             98%           98%

Fixed-Rate Euro-Zone Government Bonds Rated Aa3 or Above with Remaining Maturity
          < Year                  98%            97%             94%           93%
        1 to 2 years              98%            97%             93%           92%
        2 to 3 years              98%            97%             92%           91%
        3 to 5 years              98%            97%             90%           89%
        5 to 7 years              98%            97%             89%           87%
       7 to 10 years              98%            97%             88%           86%
       10 to 20 years             98%            97%             84%           82%
         > 20 years               98%            97%             82%           80%
Floating-Rate Euro-Zone Government Bonds Rated Aa3 or Above
       All Maturities             98%            97%             93%           92%

Fixed-Rate United Kingdom Gilts With Remaining Maturity
          < 1 Year                98%            97%             94%           93%
        1 to 2 years              98%            97%             93%           92%
        2 to 3 years              98%            97%             92%           91%
        3 to 5 years              98%            97%             91%           90%
        5 to 7 years              98%            97%             90%           89%
        7 to 10 years             98%            97%             89%           88%
       10 to 20 years             98%            97%             86%           84%
         > 20 Years               98%            97%             84%           82%
Floating-Rate United Kingdom Gilts
       All Maturities             98%            97%             94%           93%

                                                                         Page 14

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

SIGNED SEALED AND DELIVERED for

NATIONAL WESTMINSTER BANK PLC ("PARTY A")

by:

/s/ Louise Bullock
-------------------------------------
Louise Bullock,
Legal Counsel, Australia

Name (please print)

SIGNED for

PERPETUAL TRUSTEES CONSOLIDATED

LIMITED, ABN 81 004 029 841 ("PARTY B")

in its capacity as trustee of the Trust

by its attorney in the presence of:

/s/ James Clifford                      /s/ Andrea Ruver
-------------------------------------   ----------------------------------------
Witness                                 Attorney

James Clifford                          Andrea Ruver
Name (please print)                     Name (please print)

SIGNED for

CRUSADE MANAGEMENT LIMITED

ABN 90 072 715 916 ("TRUST MANAGER")

in its capacity as trustee of the Trust

by its attorney in the presence of:

/s/ James Clifford                      /s/ Andrew Jinks
-------------------------------------   ----------------------------------------
Witness                                 Attorney

James Clifford                          Andrew Jinks
Name (please print)                     Name (please print)

                                                                         Page 15

                                                                      [RBS LOGO]
                                                        Global Banking & Markets
                                                                 280 Bishopsgate
                                                                 London EC2M 4RB

                                                                   14 March 2007

Perpetual Trustees Consolidated Limited
in its capacity of the trustee of the Crusade Global Trust No. 1 of 2007 re: A-1
Notes
Attn: Manager, Securitisation
Level 12, Angel Place
123 Pitt Street
Sydney NSW 2000
Australia
Fax: +61 2 9221 7870

Crusade Management Limited
In its capacity as manager of the Crusade Global Trust No. 1 of 2007 (the
"Manager")
4-16 Montgomery Street, Kogarah
New South Wales 2217
Australia
Fax:+61 2 9320 5785

Dear Sirs,

                                    AMENDMENT

  THIS CONFIRMATION SUPERSEDES AND REPLACES ANY PREVIOUS COMMUNICATION RECEIVED
         FROM OURSELVES IN RELATION TO THE BELOW REFERENCED TRANSACTION.

                            OUR REFERENCE: D15102596

                         RE: AUD/USD CROSS CURRENCY SWAP

The purpose of this document is to set forth the terms and conditions of the transaction entered into between National Westminster Bank Plc and yourselves on the Trade Date specified below (the "Swap Transaction"). This document constitutes a "Confirmation" as referred to in the Agreement specified below.

The definitions and provisions contained in the 2000 ISDA Definitions, as published by the International Swaps and Derivatives Association, Inc., are
incorporated into this Confirmation. In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation supplements, forms part of, and is subject to, the 1992 ISDA
Master Agreement dated as of 13 March 2007, as amended and supplemented from time to time (the

"Agreement"), between yourselves and National Westminster Bank Plc. All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

The terms of the particular Swap Transaction to which this Confirmation relates are as follows:

Party A: National Westminster Bank Plc

Party B: Perpetual Trustees Consolidated Limited (ABN 81 004 029 841) as trustee for Crusade Global Trust No. 1 of 2007

Manager: Crusade Management Limited (ABN 90 072 715 916)

Capitalised Terms used herein but not defined shall have the meaning assigned to them in the 2000 ISDA Definitions or the Supplementary Terms Notice as the case may be.

"Supplementary Terms Notice" means the document, so entitled, dated on or about the date of this Confirmation between (among others) Party B, Crusade Management
Limited, St.George Bank Limited (ABN 92 055 513 070) and P.T. Limited.

Trade Date                       13 March 2007

Effective Date                   15 March 2007

Termination Date                 The earlier of:

                                 i. 19 April 2038;

                                 ii. without prejudice to the operation of
                                 sub-paragraph (i) above and (iii) below, the
                                 date upon which the Security Trustee has
                                 enforced the security under the Security Trust
                                 Deed and distributed the proceeds thereof in
                                 full; and

                                 iii. the date on which all of the Class A-1
                                 Notes are redeemed in whole in accordance with
                                 the Conditions (other than as a result of
                                 redemption pursuant to Condition 5(j)
                                 (Redemption for Taxation or Other Reasons) or
                                 Condition 10 (Enforcement). in each case,
                                 subject to adjustment in accordance with the
                                 Modified Following Business Day Convention.

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

PARTY B FLOATING AMOUNTS

Floating Rate B Payer            Party B

Floating Rate B Payer
Currency Amount                  The AUD Equivalent of the aggregate Invested
                                 Amount for all Class A-1 Notes as at the first
                                 day of the Calculation Period ending on, but
                                 excluding, the relevant Floating Rate Payer
                                 Payment Date; provided that, if on any Floating
                                 Rate Payer Payment Date, the Manager
                                 determines, in accordance with Clause 5 of the
                                 Supplementary Terms Notice (as specified in a
                                 notice from the Manager to Party A on the
                                 relevant Quarterly Determination Date), that
                                 there are insufficient funds available for
                                 Party B to pay the Party B Floating Amount in
                                 full, then the Party A Floating Amount
                                 otherwise due on such Floating Rate Payer
                                 Payment Date shall be reduced by the same
                                 proportion as the reduction in the Party B
                                 Floating Amount paid by Party B to Party A on
                                 such Floating Rate Payer Payment Date as
                                 compared to the Party B Floating Amount that
                                 would otherwise have been payable on such date.

Floating Rate B Payer Payment
Dates                            The 19th day of each January, April, July and
                                 October, commencing on 19 April 2007 and ending
                                 on the Termination Date, subject to adjustment
                                 in accordance with the Modified Following
                                 Business Day Convention.

Floating Rate Option B           AUD-BBR-BBSW

Designated Maturity B            3 months with the exception of the initial
                                 Calculation Period which will be a Linear
                                 Interpolation of the 1 month and 2 month rates.

Spread B                         (a) up to but excluding the Call Date; plus
                                 0.15476 per cent per annum; and

                                 (b) from and including the Call Date, plus
                                 0.30952 per cent per annum.

Floating Rate B Day Count

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

Fraction                         Actual/365(Fixed).

Compounding B                    Inapplicable.

Reset Dates B                    The first day of each Calculation Period.

Business Days for Floating
Amounts B                        London, New York, Sydney, and TARGET Settlement
                                 Day

PARTY A FLOATING AMOUNTS

Floating Rate A Payer            Party A

Floating Rate A Payer
Currency Amount                  The aggregate Invested Amount for all Class A-1
                                 Notes as at the first day of the Calculation
                                 Period ending on, but excluding, the relevant
                                 Floating Rate Payer Payment Date; provided
                                 that, if on any Floating Rate Payer Payment
                                 Date, the Manager determines, in accordance
                                 with Clause 5 of the Supplementary Terms Notice
                                 (as specified in a notice from the Manager to
                                 Party A on the relevant Quarterly Determination
                                 Date), that there are insufficient funds
                                 available for Party B to pay the Party B
                                 Floating Amount in full, then the Party A
                                 Floating Amount otherwise due on such Floating
                                 Rate Payer Payment Date shall be reduced by the
                                 same proportion as the the reduction in the
                                 Party B Floating Amount paid by Party B to
                                 Party A on such Floating Rate Payer Payment
                                 Date as compared to the Party B Floating Amount
                                 that would otherwise have been payable on such
                                 date.

Floating Rate A Payer
Payment Dates                    The 19th day of each January, April, July and
                                 October, commencing 19 April 2007 and ending on
                                 the Termination Date, subject to adjustment in
                                 accordance with the Modified Following Business
                                 Day Convention.

Floating Rate Option A           USD-LIBOR-BBA.

Designated Maturity A            3 months with the exception of the initial
                                 Calculation Period which will be a Linear
                                 Interpolation of the 1 month and 2 month rates.

Spread A                         (a) up to but excluding the Call Date; plus
                                 0.06 per cent per annum; and

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

                                 (b) from and including the Call Date, plus 0.12
                                 per cent per annum.

Floating Rate A Day
Count Fraction                   Actual/360

Compounding A                    Inapplicable

Reset Dates A                    The first day of each Calculation Period.

Business Days for Floating
Amounts A                        London, New York, Sydney, and TARGET Settlement
                                 Day

INITIAL EXCHANGE

Initial Exchange Date:                      The Effective Date

Floating Rate Payer A Initial
Exchange Amount:                 The AUD Equivalent of the aggregate Initial
                                 Invested Amount for all Class A-1 Notes on the
                                 Effective Date, being AUD1,875,808,538.00.

Floating Rate Payer B Initial
Exchange Amount:                 The aggregate Initial Invested Amount for all
                                 Class A-1 Notes on the Effective Date, being
                                 USD1,450,000,000.00.

INTERIM EXCHANGE

Interim Exchange Dates:          Each Quarterly Payment Date (including the
                                 Termination Date).

Floating Rate Payer A Interim
Exchange Amount:                 The USD Equivalent of the Floating Rate Payer B
                                 Interim Exchange Amount.

Floating Rate Payer B Interim
Exchange Amount:                 The AUD amounts due to Party A, pursuant to
                                 clauses 5.1(c)(iv), 5.1(c)(v)(A),
                                 5.2(b)(iv)(A), 5.5(a)(iii)(A)(1) or
                                 5.6(a)(iii)(A) (1) (as the case may be) of the
                                 Supplementary Terms Notice, paid by Party B on
                                 the relevant Interim Exchange Date.

FINAL EXCHANGE

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

Final Exchange Date:             None

Floating Rate Payer A Final
Exchange Amount:                 None

Floating Rate Payer B Final
Exchange Amount:                 None

EXCHANGE RATES

AUD Equivalent:                  An amount in AUD determined by reference to the
                                 Exchange Rate.

USD Equivalent:                  An amount in USD determined by reference to the
                                 Exchange Rate.

Exchange Rate:                   AUD 1 = USD 0.7730.

Business Days for the Initial
and Final Exchange:              London, New York, Sydney and TARGET Settlement
                                 Day

Calculation Agent:               Party A.

ACCOUNT DETAILS

Payments to Party A

Account(s) for payments to
Party A in USD:                  JPMorgan Chase Bank, New York
                                 Swift: CHASUS33
                                 CHIPS ID. 273948 a/c No. 0011009156
                                 National Westminster Bank Plc IRD

Account(s) for payments to
Party A in AUD:                  National Australia Bank, Melbourne
                                 Swift NATAAU3303M
                                 A/C 1803049654500
                                 National Westminster Bank Plc IRD

Payments to Party B

Account(s) for payments to
Party B in USD:

Pay to:                          Deutsche Bank Trust Company Americas
                                 New York, NY 10006

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

ABA No:                          021-001-033

Account No:                      01419663

Ref:                             Crusade Global Trust No. 1 of 2007

Attention:                       Alice Tatusian

Account(s) for payments to
Party B in AUD:

Pay to:                          St.George Bank Limited

Account No:                      777700241

BSB:                             332-027

OFFICES

The Office of Party A for the
Swap Transaction is              London.

The Office of Party B for the
Swap Transaction is              Sydney.

Each party represents to the other party on the Trade Date of this Swap
Transaction that (in the absence of a written agreement between the parties that expressly imposes affirmative obligations to the contrary for this Swap
Transaction):

(a) Non-Reliance. It is acting for its own account, and it has made its own independent decisions to enter into this Swap Transaction and as to whether this
Swap Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary. It is not relying, and has not relied, on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into this Swap Transaction; it being understood that information and explanations related to the terms and conditions of this Swap Transaction shall not be considered investment advice or a recommendation to enter into this Swap Transaction, no communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of this Swap Transaction.

(b) Assessment and Understanding. It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of this Swap
Transaction. It is also capable of assuming, and assumes, the risks of this Swap
Transaction.

(c) Status of Parties. The other party is not acting as a fiduciary for or an adviser to it in respect of this Swap Transaction.

This Swap Transaction has been entered into between yourselves and Party A, a member of the London Stock Exchange, authorised and regulated by the Financial
Services Authority.

This Confirmation is in final form and supersedes all previous Confirmations and communications in respect of this Swap Transaction. No hard Copy will follow.

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

In the event that you disagree with any part of this Confirmation, please notify us via the contact details below, so that the discrepancy may be quickly resolved. Please note that our telephone conversations with you may be recorded.

                             Telephone +65 6517 5603

                             Fax +44 (0)20 7085 6724

                   E-mail gbmratesclientconfirmations@rbos.com

We are pleased to have completed this Swap Transaction and look forward to dealing with you again in the near future.

Please confirm that the foregoing correctly sets forth the terms of our agreement by a return document to National Westminster Bank Plc substantially to the following effect:

RE: AUD/USD CROSS CURRENCY SWAP OUR REF: D15102596

We acknowledge receipt of your document dated 14 March 2007 with respect to the above-referenced Swap Transaction between Party A and Party B with an Effective
Date of 15 March 2007 and a Termination Date of 19 April 2038, and confirm that such document correctly set forth the terms of our agreement relating to the
Swap Transaction described therein.

Yours faithfully,

Crusade Management Limited, in its capacity as the Manager of the Crusade Global
Trust No. 1 of 2007

Yours sincerely,

/s/ Patrick Wee
-------------------------------------
Name: Patrick Wee
Title: Authorised Signatory
For and on Behalf of
National Westminster Bank plc

Confirmed as of the date first written

Signed: /s/ Andrea Ruver
        -----------------------------
Name: Andrea Ruver
Title: Manager

Perpetual Trustees Consolidated Limited in its capacity of the trustee of the
Crusade Global Trust No. 1 of 2007 re: A1 Notes

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY

Counterparty Deal Reference: ____________________

Our Reference: D15102596

                                                   NATIONAL WESTMINSTER BANK PLC
                                                 REGISTERED IN ENGLAND NO 929027
                                                              REGISTERED OFFICE:
                                                 135 BISHOPSGATE LONDON EC2M 3UR
                    AUTHORISED AND REGULATED BY THE FINANCIAL SERVICES AUTHORITY